EXHIBIT 10.10


                              BERNAL CORPORATE PARK







                                  OFFICE LEASE

                                     BETWEEN

                 THE ROBISON FAMILY TRUST DATED OCTOBER 30, 1989

                                  ("LANDLORD")

                                       AND

                                BRIDGEBANK N.A.,
                       a federally chartered national bank

                                   ("TENANT")


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                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE 1 TERM................................................................1
ARTICLE 2 POSSESSION..........................................................2
ARTICLE 3 RENT................................................................3
ARTICLE 4 RENTAL ADJUSTMENT...................................................4
ARTICLE 5 SECURITY DEPOSIT....................................................8
ARTICLE 6 USE.................................................................9
ARTICLE 7 NOTICES............................................................10
ARTICLE 8 BROKERS............................................................10
ARTICLE 9 HOLDING OVER; SURRENDER............................................11
ARTICLE 10 TAXES ON TENANT'S PROPERTY........................................11
ARTICLE 11 CONDITION OF PREMISES.............................................12
ARTICLE 12 ALTERATIONS.......................................................12
ARTICLE 13 REPAIRS...........................................................13
ARTICLE 14 LIENS.............................................................15
ARTICLE 15 ENTRY BY LANDLORD AND RESERVED RIGHTS OF LANDLORD.................15
ARTICLE 16 UTILITIES AND SERVICES............................................16
ARTICLE 17 BANKRUPTCY........................................................17
ARTICLE 18 INDEMNIFICATION...................................................17
ARTICLE 19 DAMAGE TO TENANT'S PROPERTY.......................................18
ARTICLE 20 TENANT'S INSURANCE................................................18
ARTICLE 21 DAMAGE OR DESTRUCTION.............................................20
ARTICLE 22 EMINENT DOMAIN....................................................23
ARTICLE 23 DEFAULTS AND REMEDIES.............................................24
ARTICLE 24 ASSIGNMENT AND SUBLETTING.........................................27
ARTICLE 25 SUBORDINATION; MORTGAGEE PROTECTION...............................28
ARTICLE 26 ESTOPPEL CERTIFICATE..............................................29
ARTICLE 27 SIGNAGE...........................................................30
ARTICLE 28 RULES AND REGULATIONS.............................................31
ARTICLE 29 CONFLICT OF LAWS..................................................31
ARTICLE 30 SUCCESSORS AND ASSIGNS............................................31
ARTICLE 31 SURRENDER OF PREMISES.............................................31
ARTICLE 32 ATTORNEYS' FEES...................................................31
ARTICLE 33 PERFORMANCE BY TENANT.............................................32
ARTICLE 34 MORTGAGEE PROTECTION..............................................32
ARTICLE 35 DEFINITION OF LANDLORD............................................32
ARTICLE 36 WAIVER............................................................32
ARTICLE 37 IDENTIFICATION OF TENANT..........................................33
ARTICLE 38 PARKING...........................................................33
ARTICLE 39 TERMS AND HEADINGS................................................34
ARTICLE 40 EXAMINATION OF LEASE..............................................34
ARTICLE 41 TIME..............................................................34


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                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE 42 PRIOR AGREEMENT:  AMENDMENTS......................................34
ARTICLE 43 SEPARABILITY......................................................34
ARTICLE 44 RECORDING.........................................................34
ARTICLE 45 CONSENTS..........................................................35
ARTICLE 46 LIMITATION ON LIABILITY...........................................35
ARTICLE 47 RIDERS............................................................35
ARTICLE 48 EXHIBITS..........................................................36
ARTICLE 49 MODIFICATION FOR LENDER; FINANCIAL INFORMATION....................36
ARTICLE 50 PROJECT PLANNING..................................................36
ARTICLE 51 HAZARDOUS MATERIALS...............................................37
ARTICLE 52 COUNTERPARTS......................................................38
ARTICLE 53 FORCE MAJEURE.....................................................38
ARTICLE 54 WAIVER OF RIGHT TO JURY TRIAL.....................................34
ARTICLE 55 OPTION TO RENEW...................................................35



















                                       ii


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                                LIST OF EXHIBITS



EXHIBIT A                                   The Premises

EXHIBIT A-1                                 The Project

EXHIBIT B                                   Work Letter

EXHIBIT C                                   Standards for Utilities and Services

EXHIBIT D                                   Rules and Regulations

EXHIBIT E                                   Parking Rules and Regulations

EXHIBIT F                                   Commencement Date Memorandum

The exhibits attached hereto are incorporated into and made a part of this Lease.

















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                              BERNAL CORPORATE PARK
                                SYCAMORE TERRACE

         THIS LEASE is made as of April __, 2006 for reference purposes only and is entered into by and between THE ROBISON FAMILY TRUST DATED OCTOBER 30, 1989 ("Landlord"), and BRIDGEBANK N.A., a federally chartered national bank ("Tenant").

         Landlord hereby leases to Tenant and Tenant hereby leases from Landlord Suite Number 135 (the "Premises") outlined on the floor plan attached hereto and marked EXHIBIT A, the Premises being agreed, for the purposes of this Lease, to have an area of approximately 1,639 rentable square feet and being situated on the first floor of that certain office building located at 6601 Koll Center Parkway, Pleasanton, California (the "Building"), and part of a one building complex (the "Project") more particularly described in EXHIBIT A-1 attached hereto. The Project contains approximately sixty nine thousand five hundred eighty eight (69,588) square feet of space.

         Landlord and Tenant agree that said letting and hiring is upon and subject to the terms, covenants and conditions herein set forth. Tenant covenants, as a material part of the consideration for this Lease, to keep and perform each and all of said terms, covenants and conditions for which Tenant is liable and that this Lease is made upon the condition of such performance.

         Prior to the commencing of the term of this Lease, Landlord shall cause the Premises to be improved by the Tenant Improvements described in the Work Letter marked EXHIBIT B attached hereto. Except as expressly provided to the contrary in this Lease, Landlord shall not be required to make any expenditure, incur any obligation, or incur any liability of any kind whatsoever in connection with the Lease or the ownership, construction, maintenance, operation or repair of the Premises or the Project.

                                    ARTICLE 1
                                      TERM

         1.1 COMMENCEMENT DATE. The term of this Lease shall be for FORTY-ONE
(41) MONTHS unless sooner terminated as hereinafter provided, commencing on the date which is the earlier of:

                  (a) the date on which the Premises are Substantially Complete (as hereinafter defined); or

                  (b) the date that Tenant opens for business in the Premises;

                  (or, at Landlord's election, upon the first day of the first full month following the earlier to occur of (a) or (b) above).

                  The Premises shall be deemed to be "Substantially Complete" on the earliest of the date on which: (1) Landlord files or causes to be filed with the City of Pleasanton (the "City"), if required, and delivers to Tenant an


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architect's notice of substantial completion, or similar written notice that the
Premises are substantially complete (and the Tenant Improvements have been substantially completed), (2) Tenant first occupies all or any portion of the Premises, or (3) a certificate of occupancy (or a reasonably substantial equivalent such as a signoff from a building inspector or a temporary certificate of occupancy) is issued for the Premises.

                  1.1.1 The date that the Lease commences in accordance with this Article 1 shall be referred to herein as the "Commencement Date". If either of the events described in Paragraph 1.1 (a) or (b) occurs on the first day of a month, that date shall be the Commencement Date of this Lease.

                  1.1.2 On and after the Commencement Date, the Lease shall continue in full force and effect for the period of time specified as the Term or until this Lease is terminated as otherwise provided herein. As soon as the Commencement Date is determined, Tenant shall execute a Commencement Date Memorandum in the form attached hereto as Exhibit F acknowledging, among other things, the (a) Commencement Date, (b) scheduled termination date of this Lease and (c) Tenant's acceptance of the Premises. The Tenant's failure to execute the Commencement Date Memorandum shall not affect Tenant's liability hereunder.

                  1.1.3 Reference in this Lease to a "Lease Year" shall mean each successive twelve month period commencing with the Commencement Date.

                  1.1.4 Landlord and Tenant estimate that the Commencement Date shall be six (6) weeks after mutual execution and delivery of this Lease by Landlord and Tenant, but such estimate is not and shall not be deemed to be a representation or warranty by Landlord that Premises shall be ready for Tenant's occupancy on such date.

                  1.1.5 Landlord shall provide Tenant with limited access to the Premises at such times as may be designated by Landlord in light of construction work by Landlord in the Premises for a period of approximately two (2) weeks prior to the date which Landlord anticipates being the Commencement Date for the sole purpose of permitting Tenant to ready the Premises for Tenant's occupancy, so that Tenant's access does not interfere with the performance of Landlord's work in the Premises. Tenant's access to the Premises during the period of time prior to the Commencement Date shall be subject to all the provisions of this Lease (including the Rules and Regulations and such other rules and regulations as Landlord may reasonably impose), other than the payment of Rent and the expiration date of the Lease shall not be advanced by such access by Tenant of the Premises prior to the Commencement Date. Tenant shall not interfere with Landlord's performance of Landlord's work in the Premises.

                                    ARTICLE 2
                                   POSSESSION

         2.1 LEASE IN FULL FORCE AND EFFECT; TERMINATION RIGHT. Tenant agrees that, if Landlord is unable to deliver possession of the Premises to Tenant on the anticipated Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom,


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


but in such event the Term of this Lease shall not commence until Landlord tenders possession of the Premises to Tenant with the Tenant Improvements substantially completed or Tenant opens for business in the Premises. If the Commencement Date does not commence by ninety (90) days after the anticipated Commencement Date (the "Cut-Off Date"), Tenant may, as its sole and exclusive remedy in connection therewith, terminate this Lease by providing Landlord written notice thereof on or three (3) business days after the Cut-Off Date, in which event neither Landlord nor Tenant shall have any liability hereunder and Landlord shall return to Tenant the Security Deposit and any prepaid rents; provided however, that any delay caused by Force Majeure (as hereinafter defined) or Delays Caused by Tenant (as defined in the Work Letter), shall result in a day-for-day extension of the Cut-Off Date.

         2.2. ACCEPTANCE BY TENANT. Tenant has determined that the Premises are acceptable for Tenant's use and Tenant acknowledges that neither Landlord nor any broker or agent has made any representations or warranties in connection with the physical condition of the Premises or their fitness for Tenant's use upon which Tenant has relied directly or indirectly for any purpose. Except as expressly provided to the contrary in this Lease, Landlord shall not be required to make any expenditure, incur any obligation, or incur any liability of any kind whatsoever in connection with this Lease or the ownership, construction, maintenance, operation or repair of the Premises or the Project. Tenant's possession of the Premises during the period of time, if any, prior to the Commencement Date, shall be subject to all the provisions of this Lease and shall not advance the expiration date. Rent shall be paid for such period at the rate stated in Article 3, prorated on the basis of a thirty (30) day month, and shall be due and payable to Landlord on or before the Commencement Date.

                                    ARTICLE 3
                                      RENT

         3.1 RENT. Tenant shall pay to Landlord, in lawful money of the United States of America, at the address of Landlord designated on the signature page of this Lease or to such other person or at such other place as Landlord may from time to time designate in writing, the monthly base rent (the "Base Rent") in advance, without notice, demand, offset or deduction, on the first day of each calendar month. Tenant shall pay the first month's Base Rent on the date Tenant executes this Lease, and shall continue to pay the Base Rent on the first day of each month thereafter (subject to adjustment as hereinafter provided) as follows:

         MONTHS OF TERM                   BASE RENT/PER MONTH

         1 - 5                            $0.00

         6 - 17                           $3,851.65

         18 - 29                          $3,933.60

         30 - 41                          $4,015.55


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If the Term  commences  or ends on a date  other than the first or last day of a month, Base Rent shall be prorated on the basis of a thirty (30) day month. Tenant shall pay Landlord the Rent (as hereinafter defined) due under this Lease
without  any  deduction  or  offset   whatsoever  by  Tenant,   foreseeable   or
unforeseeable.

         3.2 ADDITIONAL RENT. In addition to the Base Rent, Tenant agrees to pay as additional rental (the "Additional Rent" and together with the Base Rent, the "Rent") the amount of rental adjustments and all other charges required by this Lease. All sums other than the Base Rent that Tenant is obligated to pay under this Lease will be Additional Rent, whether or not such sums are designated as Additional Rent.

         3.3 LATE CHARGE AND INTEREST. Tenant acknowledges and agrees that the late payment of any Rent will cause Landlord to incur additional costs, including administration and collection costs, processing and accounting expenses, and increased debt service (the "Delinquency Costs"). If Landlord has not received any installment of Rent when due, Tenant shall pay a late charge (the "Late Charge") equal to seven and one-half percent (7.5%) of the delinquent amount; provided, however, that provide that no Event of Default has occurred, no such Late Charge shall be payable for the first time in each twenty (24) calendar months if such installment of Rent is received within three (3) business days after written notice from Landlord requiring payment of Rent. Tenant agrees that the Late Charge represents a reasonable estimate of the Delinquency Costs that will be incurred by Landlord. In addition, Tenant shall pay interest on all delinquent amounts from the date which is three (3) business days after written notice from Landlord requiring payment of Rent until the date the amount is paid in full at a rate per annum (the "Applicable Interest Rate") equal to the lesser of (a) the maximum interest rate permitted by law or (b) five percent (5%) above the reference rate (the "Reference Rate") publicly announced by Bank of America, NA. (or if Bank of America, NA. ceases to exist, the largest bank then headquartered in the State of California) (the "Bank"). If the Bank discontinues use of the Reference Rate, then the term "Reference Rate" will mean the announced rate charged by the Bank, from time to time instead of the Reference Rate. Landlord and Tenant agree that it is difficult to ascertain the damage that Landlord will suffer as a result of the late payment of any Rent and that the Late Charge and interest are the best estimates of the damage that Landlord will suffer in the event of late payment. If a Late Charge becomes payable for any two (2) installments of Rent within any twelve (12) month period, then all Rent will automatically become due and payable quarterly in advance.

                                    ARTICLE 4
                                RENTAL ADJUSTMENT

         4.1      RENTAL ADJUSTMENT.

         (a) For the purpose of this Lease, the following terms are defined as follows:

                  (i) TENANT'S PERCENTAGE. That portion of the Project occupied by Tenant divided by the total rentable square footage of the Project, which result is the following: 2.355%. If the Project is less than ninety-five percent (95%) occupied during any calendar year of the term, an adjustment shall be made in computing the Direct Expenses for such year so that Direct Expenses shall be computed as though the Project were ninety-five percent (95%) occupied.


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                  (ii)  DIRECT  EXPENSES  BASE.  The  amount  of  annual  Direct
Expenses that Landlord has included in the Base Rent, which is equal to Tenant's Percentage of the Direct Expenses incurred by Landlord in calendar year 2006 as adjusted pursuant to Section 4.1(a)(i) above.

                  (iii)  DIRECT  EXPENSES.  The  term  "Direct  Expenses"  shall
include   "Taxes"  (as  hereinafter   defined)  and  "Operating   Expenses"  (as
hereinafter defined).

                           (A)  "Taxes"  means  the sum of any and all  real and
personal property taxes and assessments (excluding those assessments described in Section 4.1(a)(iii)(C)) possessory-interest taxes, business or license taxes or fees, service payments in lieu of such taxes or fees, annual or periodic license or use fees, excises, transit and traffic charges, housing fund assessments, open space charges, childcare fees, school, sewer and parking fees or any other assessments, levies, fees, exactions or charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen (including fees "in-lieu" of any such tax or assessment) which are assessed, levied, charged, conferred or imposed by any public authority upon the Project (or any real property comprising any portion thereof) or its operations, together with all taxes, assessments or other fees imposed by any public authority upon or measured by any Rent or other charges payable hereunder, including any gross receipts tax or excise tax levied by any governmental authority with respect to receipt of rental income, or upon, with respect to or by reason of the development, possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof, or documentary transfer taxes upon this transaction or any document to which Tenant is a party creating or transferring an interest in the Premises, together with any tax imposed in substitution, partially or totally, of any tax previously included within the aforesaid definition or any additional tax the nature of which was previously included within the aforesaid definition, together with any and all costs and expenses (including, without limitation, attorneys, administrative and expert witness fees and costs) of challenging any of the foregoing or seeking, the reduction in or abatement, redemption or return of any of the foregoing, but only to the extent of any such reduction, abatement, redemption or return. All references to Taxes during a particular year shall be deemed to refer to taxes accrued during such year, including supplemental tax bills regardless of when they are actually assessed and without regard to when such taxes are payable. The obligation of Tenant to pay for supplemental taxes shall survive the expiration or earlier termination of this Lease. In no event shall Tenant or any Tenant Party (as hereinafter defined) be entitled to file any property tax assessment appeal. Tenant's obligations for Taxes for the last full and/or partial year(s) of the Term shall survive the expiration or early termination of the Lease.

                           (B) "Operating Expenses" means the total costs and
expenses incurred by Landlord in the operation, maintenance, repair and management of the Project, the Common Area and the Building, including, but not limited to, (a) repairs to and maintenance of the roof (and roof membrane), skylights and exterior walls of the Building; (b) cleaning, maintenance, repair, replacement, utility costs and landscaping of the entrances, lobbies and other public areas of the Building, walkways, landscaped areas, driveways necessary


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for access to the Premises, parking areas (including sweeping, striping and slurry coating), and other common facilities designated by Landlord from time to time for the common use of all tenants of the Project (the "Common Area"), common driveways, outdoor lighting, walkways, landscaping, and other costs which are allocable to the Project or the real property of which the Premises are a part including any costs under the terms of any recorded covenants affecting the real property or the Project; (c) the costs and premiums relating to the insurance maintained by Landlord with respect to the Project, including, without limitation, Landlord's cost of any self insurance deductible or retention, provided, however, that if Landlord obtains earthquake insurance (it being understood that Landlord shall not be obligated hereunder to obtain the same), then only such deductible or retention amount for such earthquake insurance in an amount not to exceed $10,000 per year ("Earthquake Cap"); (d) service and maintenance contracts for, and the repair and replacement of, the heating, ventilation and air-conditioning (HVAC) systems and elevators, if any, and maintenance, repair, replacement, monitoring and operation of the fire/life safety system, (e) service and maintenance contracts for security, cleaning, janitorial and landscaping services; (f) trash collection (g) all wage and labor costs, including fringe benefits, applicable to persons engaged in the operation, maintenance and repair of the Project as Landlord's agents or as independent contractors; (h) capital improvements made to or capital assets acquired for the Project after the Commencement Date that (1) are intended to reduce Operating Expenses or (2) are reasonably necessary for the health and safety of the occupants of the Project or (3) are required under any and all applicable laws, statutes, codes, ordinances, orders, rules, regulations, conditions of approval and requirements of all federal, state, county, municipal and governmental authorities and all administrative or judicial orders or decrees and all permits, licenses, approvals and other entitlements issued by governmental entities, and rules of common law, relating to or affecting the Project, the Premises or the Building or the use or operation thereof, whether now existing or hereafter enacted, including, without limitation, the Americans with Disabilities Act of 1990, 42 USC 12111 et seq. (the "ADA") as the same may be amended from time to time, all Environmental Laws (as hereinafter defined), and any CC&Rs, or any corporation, committee or association formed in connection therewith, or any supplement thereto recorded in any official or public records with respect to the Project or any portion thereof (collectively, "Applicable Laws"), which capital costs, or an allocable portion thereof, shall be amortized over the useful life of such items under generally accepted accounting practices; and (i) any other costs incurred by Landlord related to the Project as a whole. Operating Expenses shall also include an administrative fee to Landlord for accounting and project management services relating to the Project not to exceed a market amount. Operating Expenses shall also include all costs and fees incurred by Landlord in connection with the management of this Lease and the Premises including the cost of those services which are customarily performed by a property management services company, whether performed internally or through an outside management company.

                           (C) Tenant acknowledges that the Premises are subject
to assessments levied to secure bonds sold by the City of Pleasanton pursuant to Consolidated Reassessment District 1993-1. Such Assessments shall be Landlord's responsibility throughout the term of this Lease. Tenant hereby consents to the formation of any other districts formed for maintenance, utilities, landscaping, lighting, special service zones, fire district, water district, road extensions,


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traffic mitigation, sports facilities or other improvements in the Project or
Bernal Corporate Park and to the re-financing of any assessment districts, provided that if payment of any of the foregoing is customarily charged to tenants as a part of operating expenses, the same shall be part of Operating Expenses herein. Tenant hereby waives any right of notice and protest in connection with the formation and continued existence of the assessment districts. Tenant shall execute all documents, including, but not limited to, petitions and formal waivers of notice and protest of formation, evidencing such consent and waiver upon request of Landlord or the City of Pleasanton. (D) Notwithstanding anything to the contrary contained herein, for purposes of this Lease, the terms "Operating Expenses", "Taxes", and "Direct Expenses" shall not include the following: (i) costs (including permit, license, and inspection fees) incurred in renovating, improving, decorating, painting, or redecorating vacant space or space for other tenants within the Project; (ii) costs incurred because Landlord or another tenant actually violated the terms and conditions of any lease for premises within the Project; (iii) legal and auditing fees (other than those fees reasonably incurred in connection with the maintenance and operation of all or any portion the Project), leasing commissions, advertising expenses, and other costs incurred in connection with the leasing of any portion of the Project; (iv) depreciation of the Building or any other improvements situated within the Project; (v) any items for which Landlord is actually reimbursed by insurance or by direct reimbursement by any other tenant of the Project; (vi) costs of repairs or other work necessitated by fire, windstorm or other casualty and/or costs of repair or other work necessitated by the exercise of the right of eminent domain to the such loss or taking is covered by insurance or a condemnation award, as applicable; (vii) any interest or payments on any financing for the Building or the Project, interest and penalties incurred as a result of Landlord's late payment of any invoice (provided that Tenant pays Tenant's Share of Operating Expenses to Landlord when due as set forth herein), and any bad debt loss, rent loss or reserves for same; (viii) costs associated with the investigation and/or remediation of Hazardous Materials (hereafter defined) present in, on or about any portion of the Project; (ix) Landlord's cost for the repairs and maintenance of the structure and foundations; (x) overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in the Project to the extent the same exceeds the costs of such by unaffiliated third parties on a competitive basis; or any costs included in Operating Expenses representing an amount paid to a person, firm, corporation or other entity related to Landlord which is in excess of the amount which would have been paid in the absence of such relationship; (xi) any payments under a ground lease or master lease; and (xii) any capital expenses, including, without limitation, costs for the repairs and maintenance of the roof, except as set forth in Section 4.1(a)(iii)(B)(h) above.



         (b) PAYMENT OF DIRECT EXPENSES.

                  (i) If Tenant's Percentage of the Direct Expenses paid or incurred by Landlord for any calendar year exceeds the Direct Expenses Base included in Tenant's rent, then Tenant shall pay such excess as Additional Rent.


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


                  (ii) In addition, for each year after the first calendar year, or portion thereof, Tenant shall pay Tenant's Percentage of Landlord's estimate of the amount by which Direct Expenses for that year shall exceed the Direct Expenses Base (the "Landlord's Estimate"). This estimated amount shall be divided into twelve equal monthly installments. Tenant shall pay to Landlord without offset or deduction, concurrently with the regular monthly Base Rent payment next due following the receipt of such statement, an amount equal to one monthly installment multiplied by the number of months from January in the calendar year in which said statement is submitted to the month of such payment, both months inclusive. Subsequent installments shall be payable concurrently with the regular monthly Base Rent payments for the balance of that calendar year and shall continue until the next calendar year's statement is rendered.

                  (iii) As soon as possible after the end of each calendar year, Landlord shall provide Tenant with a statement showing the amount of Tenant's Percentage of Direct Expenses, the amount of Landlord's Estimate actually paid by Tenant and the amount of the Direct Expenses Base. Thereafter, Landlord shall reconcile the above amounts and shall either bill Tenant for the balance due (payable on demand by Landlord) or credit any overpayment by Tenant towards the next monthly installment of Landlord's Estimate falling due, as the case may be. For purposes of making these calculations, in no event shall Tenant's Percentage of the Direct Expenses be deemed to be less than the Direct Expenses Base.

         (c) Tenant's obligation to pay Tenant's Percentage of Direct Expenses shall survive the expiration or termination of this Lease. Tenant's Percentage of Direct Expenses shall be paid by Tenant when due even though the Term has expired and/or Tenant has vacated the Premises, when the final determination is made of Tenant's Percentage of Direct Expenses for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the estimated expenses paid and, conversely, any overpayment made in the event said expenses decrease shall be rebated by Landlord to Tenant.

                                    ARTICLE 5
                                SECURITY DEPOSIT

         Upon execution of this Lease, Tenant shall deposit with Landlord the sum of Four Thousand Fifteen and 55/100 Dollars ($4,015.55) (the "Security Deposit"). The Security Deposit shall be held by Landlord as security for the full and faithful performance by Tenant of all of Tenant's obligations hereunder. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of Rent, Landlord may, but shall not be required to, use, apply or retain all or any part of this Security Deposit for the payment of any Rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of the Security Deposit is so used or applied, Tenant shall, upon demand, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount. Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on the Security Deposit. If Tenant shall fully and faithfully perform all of its obligations under this Lease, and if Tenant is not in default under this Lease, the Security Deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interests hereunder) after the expiration of the Term and after Landlord after such time as any amount due from Tenant in accordance with
Article 4 hereof has been determined and paid in full.

                                    ARTICLE 6
                                       USE

         Tenant shall use the Premises for general office use (including a loan office) consistent with the character of a first class office building and shall not use or permit the Premises to be used for any other purpose without Landlord's prior written consent. Nothing contained herein shall be deemed to give Tenant any exclusive right to such use in the Project. Tenant shall not use or occupy the Premises in violation of law or of the certificate of occupancy issued for the Building or Project, and shall, upon written notice from Landlord, discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of law or of said certificate of occupancy. Tenant shall comply with any direction of any governmental authority having jurisdiction which shall, by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or with respect to the use or occupation thereof. Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any fire, extended coverage or any other insurance policy covering the Building and/or Project and/or property located therein and shall comply with all rules, orders, regulations and requirements of the Insurance Service Offices, formerly known as the Pacific Fire Rating Bureau or any other organization performing a similar function. Tenant shall promptly, upon demand, reimburse Landlord for any additional premium charged for such policy by reason of Tenant's failure to comply with the provisions of this Article. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Project, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises. Tenant acknowledges that Landlord has recorded covenants, conditions and restrictions against the Premises on February 18, 1987 as
Instrument Number 87/046032 in the Official Records of Alameda County, as amended by that certain First Amendment to Declaration of Covenants, Conditions and Restrictions of Koll Center Pleasanton on October 5, 1993 as Instrument Number 93366552, as further amended by that certain Second Amendment to Declaration of Easement and Maintenance Agreement on July 31, 1997 as Instrument Number 97191415, as further amended by that certain Third Amendment to Declaration of Covenants, Conditions and Restrictions on November 17, 2000 as Instrument Number 2000341937, as further amended by that certain Fourth Amendment to Declaration of Covenants, Conditions and Restrictions on August 17, 2000 as Instrument Number 2000341939 (as amended, the "CC&Rs"). Landlord represents that the CC&Rs do not prohibit the use of the Premises for use as general office space. Tenant's use of the Premises shall be subject to and Tenant shall comply with the CC&Rs, as the same may be amended from time to time, and all Applicable Laws. Tenant acknowledges that there have been and may be from time to time recorded easements and/or declarations granting or declaring easements for parking, utilities, fire or emergency access, and other matters. Tenant's use of the Premises shall be subject to and Tenant shall comply with any and all such easements and declarations. Tenant's use of the Premises shall be subject to such guidelines as may from time to time be prepared by Landlord or the Bernal Corporate Park Owner's Association in their sole discretion. Tenant acknowledges that governmental entities with jurisdiction over the Premises may, from time to time promulgate laws, rules, plans and regulations affecting the use of the Premises, including, but not limited to, traffic management plans and energy conservation plans. Tenant's use of the Premises shall be subject to and Tenant shall comply with any and all such laws, rules, plans, and regulations. Tenant, at its sole cost, shall comply with any and all federal, state or local environmental, health and/or safety-related laws, regulations, standards, decisions of courts, ordinances, rules, codes, orders, decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Tenant, the Premises, the Building, the Common Area or the Project ("Environmental Laws"). If Tenant does store, use or dispose of any "Hazardous Materials" (as hereinafter defined), Tenant shall notify Landlord in writing at least ten (10) days prior to their first appearance on the Premises. As used herein, "Hazardous Materials" means any chemical, substance, material, controlled substance, object, condition, waste, living organism or combination thereof, whether solid, semi solid, liquid or gaseous, which is or may be hazardous to human health or safety or to the environment due to its radioactivity, ignitability, corrosivity, reactivity, explosivity, toxicity, carcinogenicity, mutagenicity, phytotoxicity, infectiousness or other harmful or potentially harmful properties or effects, including, without limitation, tobacco smoke, petroleum and petroleum products, asbestos, radon, polychlorinated biphenyls (PCBs), refrigerants (including those substances defined in the Environmental Protection Agency's "Refrigerant Recycling Rule," as amended from time to time) and all of those chemicals, substances, materials, controlled substances, objects, conditions, wastes, living organisms or combinations thereof which are now or become in the future listed, defined or regulated in any manner by any Environmental Law based upon, directly or indirectly, such properties or effects.

                                    ARTICLE 7
                                     NOTICES

         Any notice required or permitted to be given hereunder must be in writing and may be given by personal delivery or by mail, and if given by mail shall be deemed sufficiently given if sent by registered or certified mail addressed to Tenant at the Project and to Tenant at 55 Almaden Boulevard, San Jose, California 95113, or to Landlord at its address set forth at the end of this Lease. Either party may specify a different address for notice purposes by written notice to the other except that the Landlord may in any event use the Premises as Tenant's address for notice purposes.

                                    ARTICLE 8
                                     BROKERS

         Tenant warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, except Colliers International and Cornish & Carey Commercial, whose commissions shall be payable by Landlord. Tenant warrants that it knows of no other real estate broker or agent who is or might be entitled to a commission in connection with the Lease.

If Tenant has dealt with any other person or real estate broker with respect to leasing or renting space in the Project, Tenant shall be solely responsible for the payment of any fee due said person or firm and Tenant shall hold Landlord free and harmless against any liability in respect thereto, including attorneys' fees and costs.

                                    ARTICLE 9
                             HOLDING OVER; SURRENDER

         9.1 HOLDING OVER. If Tenant holds over the Premises or any part thereof after expiration of the Term, such holding over shall, at Landlord's option, constitute a month-to-month tenancy, at a rent equal to one hundred fifty percent (150%) of the Base Rent in effect immediately prior to such holding over and shall otherwise be on all the other terms and conditions of this Lease. The provisions of this Section 9.1 shall not be construed as Landlord's permission for Tenant to hold over. Acceptance of Rent by Landlord following expiration or termination shall not constitute a renewal of this Lease or extension of the Term except as specifically set forth above. If Tenant fails to surrender the Premises upon expiration or earlier termination of this Lease, Tenant shall indemnify and hold Landlord harmless from and against all loss or liability resulting from or arising out of Tenant's failure to surrender the Premises, including, but not limited to, any amounts required to be paid to any tenant or prospective tenant who was to have occupied the Premises after the expiration or earlier termination of this Lease and any related attorneys' fees and brokerage commissions.

         9.2 SURRENDER. Upon the termination of this Lease or Tenant's right to possession of the Premises, Tenant will surrender the Premises broom clean, together with all keys, in good condition and repair, reasonable wear and tear excepted. Tenant shall patch and fill all holes within the Premises. Tenant shall also remove all alterations or improvements made by it, or made by Landlord at Tenant's request or direction, to the Premises (which removal shall include restoration if and to the extent necessary to return the Premises to its condition at the Commencement Date, reasonable wear and tear excluded), excluding, however the Tenant Improvements, unless requested not to do so by Landlord. In no event may Tenant remove from the Premises any mechanical or electrical systems or any wiring or any other aspect of any systems within the Premises. Conditions existing because of Tenant's failure to perform maintenance, repairs or replacements shall not be deemed "reasonable wear and tear."

                                   ARTICLE 10
                           TAXES ON TENANT'S PROPERTY

         (a) Tenant shall be liable for and shall pay, at least ten (10) days before delinquency, all taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord, after written notice to Tenant, pays the taxes based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant, Tenant shall, upon demand, repay to Landlord the taxes so levied against Landlord, or the portion of such taxes resulting from such increase in the assessment.

         (b) If the Tenant Improvements in the Premises, whether installed, and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which Tenant Improvements conforming to Landlord's "Project Standard," in other space in the Project are assessed, then the real property taxes and assessment levied against the Project by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of
Section 10(a), above. If the records of the County Assessor are available and sufficiently detailed to serve as a basis for determining whether said Tenant
Improvements are assessed at a higher valuation than Landlord's Project Standard, such records shall be binding on both the Landlord and the Tenant. If the records of the County Assessor are not available or sufficiently detailed to serve as a basis for making said determination, the actual cost of construction shall be used.

                                   ARTICLE 11
                              CONDITION OF PREMISES

         Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Project or with respect to the suitability of either for the conduct of Tenant's business. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Project were in satisfactory condition at such time.

                                   ARTICLE 12
                                   ALTERATIONS

         (a) Tenant shall make no alterations, additions or improvements in or to the Premises without Landlord's prior written consent, and then only by contractors or mechanics approved by Landlord. Tenant agrees that there shall be no construction or partitions or other obstructions which might interfere with Landlord's free access to mechanical installations or service facilities of the Building or Project or interfere with the moving of Landlord's equipment to or from the enclosures containing said installations or facilities. All such work shall be done at such times and in such manner as Landlord may from time to time designate. Tenant covenants and agrees that all work done by Tenant shall be performed in full compliance with all laws, rules, orders, ordinances, regulations and requirements of all governmental agencies, offices, and boards having jurisdiction, and in full compliance with the rules, regulations and requirements of the Insurance Service Offices formerly known as the Pacific Fire Rating Bureau, and of any similar body. Before commencing any work which shall exceed Fifty Thousand and No/100 Dollars ($50,000), Tenant shall give Landlord at least ten days written notice of the proposed commencement of such work and shall, if required by Landlord, secure at Tenant's own cost and expense, a completion and lien indemnity bond, satisfactory to Landlord, for said work. Tenant further covenants and agrees that any mechanic's lien filed against the Premises or against the Building or Project for work claimed to have been done for, or materials claimed to have been furnished to, Tenant will be discharged by Tenant, by bond or otherwise, within ten days after the filing thereof, at the cost and expense of Tenant. All alterations, additions or improvements upon the Premises made by either party, including (without limiting the generality of the foregoing) all wallcovering, built-in cabinet work, paneling and the like, shall, unless Landlord elects otherwise, become the property of Landlord, and shall remain upon, and be surrendered with the Premises, as a part thereof, at the end of the term hereof, except that Landlord may, by written notice to Tenant, require Tenant to remove all partitions, counters, railings and the like installed by Tenant, and Tenant shall repair all damage resulting from such removal or, at Landlord's option, shall pay to Landlord all costs arising from such removal. It is expressly agreed that Tenant shall not be required to remove any of the Tenant Improvements. If Tenant requests, in writing, at the time Tenant requests permission to perform alterations, whether Landlord will require the removal of such alterations upon expiration of the Lease Term and so long as Tenant's written request for such consent specifies that if Landlord consents to such alterations at such time, then Tenant shall not be required to remove such alterations upon the expiration or termination of the Lease Term, Landlord shall indicate in writing at the time of granting any consent to alterations, which alterations or part thereof shall be removed by Tenant at the end of the Term upon expiration or termination of this Lease and any failure to do so shall be deemed that Landlord acknowledges and agrees that such consent to alterations shall not require Tenant to remove such alterations upon surrender of the Premises by expiration or termination of this Lease.

         (b) All articles of personal property and all business and trade fixtures, machinery and equipment, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant and may be removed by Tenant at any time during the lease term when Tenant is not in default hereunder. If Tenant shall fail to remove all of its effects from the Premises upon termination of this Lease for any cause whatsoever, Landlord may, at its option, remove the same in any manner that Landlord shall choose, and store said effects without liability to Tenant for loss thereof. In such event, Tenant agrees to pay Landlord upon demand any and all expenses incurred in such removal, including court costs and attorneys' fees and storage charges on such effects for any length of time that the same shall be in Landlord's possession. Landlord may, at its option, without notice, sell said effects, or any of the same, at private sale and without legal process, for such price as Landlord may obtain and apply the proceeds of such sale upon any amounts due under this Lease from Tenant to Landlord and upon the expense incident to the removal and sale of said effects.

                                   ARTICLE 13
                                     REPAIRS

         13.1 TENANT. By entry hereunder, Tenant accepts the Premises as being in good and sanitary order, condition and repair. Subject to Article 21 below, Tenant, at Tenant's sole cost and expense, shall keep, maintain and preserve the Premises in the condition and repair received by Tenant on the Commencement Date, and shall, when and if needed, and except as otherwise expressly set forth herein, at Tenant's sole cost and expense, make all repairs to the Premises and every part thereof, including, without limitation, Tenant's trade fixtures, installations, equipment and other personal property items within the Premises. All such repairs, maintenance and replacements by Tenant shall be performed in a good and workmanlike manner. Tenant shall, upon the expiration or sooner termination of the Term hereof, surrender the Premises to Landlord in the same condition as when received, usual and ordinary wear and tear excepted. Except as otherwise expressly set forth herein, Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof. Tenant acknowledges, agrees and affirms that Landlord has made no representations to Tenant respecting the condition of the Premises or the Project. Without limiting the foregoing, Tenant shall, at Tenant's sole expense, be responsible for repairing any area damaged by Tenant, Tenant's agents, employees, invitees and visitors. All repairs and replacements by Tenant shall be made and performed: (a) at Tenant's cost and expense and at such time and in such manner as Landlord may reasonably designate, (b) by contractors or mechanics approved by Landlord, which approval shall not be unreasonably withheld, (c) so that same shall be at least equal in quality, value and utility to the original work or installation as of the Commencement Date, (d) in a manner and using equipment and materials that will not interfere with or impair the operations, use or occupation of the Building or any of the mechanical, electrical, plumbing or other systems in the Building or the Project, and (e) in accordance with the Rules and Regulations attached hereto as EXHIBIT D and all Applicable Laws. In the event Tenant fails, in the reasonable judgment of Landlord, to maintain the Premises in accordance with the obligations under the Lease, Landlord shall have the right, but not the obligation, to enter the Premises and perform such maintenance, repairs or refurbishing at Tenant's sole cost and expense (including a sum for overhead to Landlord equal to five percent (5%) of the cost of the maintenance, repairs or refurbishing). Tenant shall maintain written records of maintenance and repairs, as required by any Applicable Law, and shall use certified technicians to perform such maintenance and repairs, as so required. Tenant shall promptly deliver to Landlord, upon request, full and complete copies of all service or maintenance contracts entered into by Tenant for the Premises. Tenant shall make repairs required under this Section 13.1 upon the first to occur of: (a) Tenant first becomes aware of the need for such repairs, (b) a prudent tenant would have become aware of the need for such repairs, and (c) receipt of written notice of the need for such repairs.

         13.2 LANDLORD. Anything contained in Section 13.1 above to the contrary notwithstanding, as items of Operating Expenses, Landlord shall repair and maintain the structural portions of the Building, including the foundations and roof structure. Landlord shall repair and maintain the basic plumbing, elevators, life safety systems and other building systems, heating, ventilating, air conditioning and electrical systems installed or furnished by Landlord, and perform roof repair and maintenance to the Premises. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Landlord shall not be required to make any repair resulting from (i) any alteration or modification to the Building or to mechanical equipment within the Building performed by, or on behalf of, Tenant or to special equipment or systems installed by, or on behalf of, Tenant, (ii) the installation, use or operation of Tenant's property, fixtures and equipment, (iii) the moving of Tenant's property in or out of the Building or in and about the Premises, (iv) Tenant's use or occupancy of the Premises in violation of Section 6 of this Lease or in a manner not contemplated by the parties at the time of the execution of this Lease, (v) the acts or omissions of Tenant or any employees, agents, customers, visitors, invitees, licensees, contractors, assignees or subtenants of Tenant (individually, a "Tenant Party" and collectively, "Tenant's Parties"), (vi) fire and other casualty, except as provided by Section 21 of this Lease or (vii) condemnation, except as provided in Section 22 of this Lease. Landlord shall have no obligation to make repairs under this Section 13.2 until a reasonable time after (a) Landlord first becomes aware of the need for such repairs, or (b) receipt of written notice from Tenant of the need for such repairs, whichever is earlier. There shall be no abatement of Rent during the performance of such work. Except for the initial Tenant Improvements, if any, provided for in the Work Letter, Landlord shall have no obligation during the Term of this Lease to remodel, repair, improve, decorate or paint any part of the Premises or to clean, repair or replace carpeting or window coverings. Landlord shall not be liable to Tenant for injury or damage that may result from any defect in the construction or condition of the Premises, nor for any damage that may result from interruption of Tenant's use of the Premises during any repairs by Landlord. Tenant waives any right to repair the Premises, the Building and/or the Common Area at the expense of Landlord under any Applicable Laws including without limitation Sections 1941 and 1942 of the California Civil Code.

                                   ARTICLE 14
                                      LIENS

         Tenant shall not permit any mechanic's, materialmen's or other liens to be filed against the Building or Project, nor against Tenant's leasehold interest in the Premises. Landlord shall have the right at all reasonable times to post and keep posted on the Premises any notices which it deems necessary for protection from such liens. If any such liens are filed, Landlord may, without waiving its rights and remedies based on such breach of Tenant and without releasing Tenant from any of its obligations, cause such liens to be released by any means it shall deem proper, including payments in satisfaction of the claim giving rise to such lien. Tenant shall pay to Landlord at once, upon notice by Landlord, any sum paid by Landlord to remove such liens, together with interest at the maximum rate per annum permitted by law from the date of such payment by Landlord.

                                   ARTICLE 15
                ENTRY BY LANDLORD AND RESERVED RIGHTS OF LANDLORD

         Landlord  shall at any and all times  after  not less than  twenty-four
(24) hours prior written notice to Tenant (except in the case of an emergencies) have the right to enter the Premises for any lawful reason and/or to undertake the following, without limitation: to inspect the Premises; to supply janitorial service and any service to be provided by Landlord to Tenant hereunder; to show the Premises to prospective purchasers or tenants; to post notices of nonresponsibility, to alter, improve or repair the Premises or any other portion of the Building or Project; to install, use, maintain, repair, alter, relocate or replace any pipes, ducts, conduits, wires, equipment or other facilities in the Common Areas or the Building or Project; to grant easements on the Project, dedicate for public use portions thereof and record covenants, conditions and restrictions affecting the Project and/or amendments to existing CC&Rs which do not unreasonably interfere with Tenant's use of the Premises; change the name of the Building or Project; affix reasonable signs and displays; and, during the last nine (9) months of the Term, place signs for the rental of and show the Premises to prospective tenants, all without being deemed guilty of any eviction of Tenant and without abatement of Rent. Landlord may, in order to carry out any of the foregoing purposes, erect scaffolding and other necessary structures where required by the character of the work to be performed. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss in, upon and about the Premises. Landlord shall at all times have and retain a key with which to unlock all doors in the Premises. Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises. Any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not be construed or deemed to be a forcible or unlawful entry into the Premises, or any eviction of Tenant from the Premises or any portion thereof, and any damages caused on account thereof shall be paid by Tenant. It is understood and agreed that no provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations except as otherwise expressly agreed herein by Landlord.

                                   ARTICLE 16
                             UTILITIES AND SERVICES

         Provided that Tenant is not in default under this Lease, Landlord agrees to furnish or cause to be furnished to the Premises the utilities and services described in the Standards for Utilities and Services, attached hereto as EXHIBIT C, subject to the conditions and in accordance with the standards set forth therein. Landlord's failure to furnish any of the foregoing items when such failure is caused by:

                  (i) Accident, breakage, or repairs (except as otherwise set forth in this Article 16),

                  (ii) Strikes, lockouts or other labor disturbance or labor dispute of any character,

                  (iii) Governmental    regulation,    moratorium   or   other
                        governmental action,

                  (iv) Inability despite the exercise of reasonable diligence to obtain electricity, water or fuel, or by

                  (v) Any other cause beyond Landlord's reasonable control (except as otherwise set forth in this Article 16),

shall not result in any liability to Landlord. Except as otherwise set forth in this Article 16, Tenant shall not be entitled to any abatement or reduction of rent by reason of such failure, no eviction of Tenant shall result from such failure and Tenant shall not be relieved from the performance of any covenant or agreement in this Lease because of such failure. In the event of any failure, stoppage or interruption thereof, Landlord shall diligently attempt to resume service promptly. In the event failure or interruption of the utilities services are primarily caused by a grossly negligent act on the part of Landlord or its employees, agents or contractors, Tenant's rent shall abate each day after the fifth (5th) consecutive day (counting only those days that Tenant would have otherwise been open and operating from the Premises and only for those days which Tenant cannot operate from the Premises as a result of the interruption, cessation or interference with such utility service) that such failure or interruption continues.

                                   ARTICLE 17
                                   BANKRUPTCY

         If Tenant shall file a petition in bankruptcy under any provision of the Bankruptcy Code as then in effect, or if Tenant shall be adjudicated a bankrupt in involuntary bankruptcy proceedings and such adjudication shall not have been vacated within thirty days from the date thereof, or if a receiver or trustee shall be appointed of Tenant's property and the order appointing such receiver or trustee shall not be set aside or vacated within thirty days after the entry thereof, or if Tenant shall assign Tenant's estate or effects for the benefit of creditors, or if this Lease shall, by operation of law or otherwise, pass to any person or persons other than Tenant, then in any such event Landlord may terminate this Lease, if Landlord so elects, with or without notice of such election and with or without entry or action by Landlord. In such case, notwithstanding any other provisions of this Lease, Landlord, in addition to any and all rights and remedies allowed by law or equity, shall, upon such termination, be entitled to recover damages in the amount provided in Article 23 hereof. Neither Tenant nor any person claiming through or under Tenant or by virtue of any statute or order of any court shall be entitled to possession of the Premises but shall surrender the Premises to Landlord. Nothing contained herein shall limit or prejudice the right of Landlord to recover damages by reason of any such termination equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved; whether or not such amount is greater, equal to, or less than the amount of damages recoverable under the provisions of this
Article 17.

                                   ARTICLE 18
                                 INDEMNIFICATION

         (a) Except to the extent of Landlord's liability set forth in Article 18(b) below, Tenant shall indemnify, protect, defend (by counsel reasonably acceptable to Landlord) and hold harmless Landlord and Landlord's affiliated entities, and each of their respective members, managers, partners, directors, officers, employees, shareholders, lenders, agents, contractors, successors and assigns from and against any and all claims, judgments, causes of action, damages, penalties, costs, liabilities, and expenses, including all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon, arising at any time during or after the Term as a result (directly or indirectly) of or in connection with (a) any default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or (b) Tenant's use of the Premises, the conduct of Tenant's business or any activity, work or things done, permitted or suffered by Tenant or any Tenant Party in or about the Premises, the Building, the Common Area or other portions of the Project. The foregoing indemnity obligation shall include, without limitation, any claim by any Tenant Party for any injury or illness caused or alleged to be caused in whole or in part by any furniture, carpeting, draperies, stoves or any other materials on the Premises. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to person in, upon or about the Premises from any cause whatsoever. The obligations of Tenant under this Article 18 shall survive the termination of this Lease with respect to any claims or liability arising prior to such termination.

         (b) Landlord shall indemnify, protect, defend (by counsel reasonably acceptable to Tenant) and hold harmless Tenant and Tenant's affiliated entities, and each of their respective members, managers, partners, directors, officers, employees, shareholders, lenders, agents, contractors, successors and assigns from and against any and all losses based on third party claims, judgments, causes of action, damages, penalties, costs, liabilities, and expenses, including all costs, reasonable attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon, arising at any time during the Term as a result of or in connection with any activity permitted or suffered by Landlord in or about the Building, the Common Area or other portions of the Project, but excluding the Premises, in each case to the extent caused by the gross negligence or willful misconduct of Landlord. Under no circumstances shall Landlord be liable for punitive or consequential damages. The obligations of Landlord and Tenant under this Article 18 shall survive the termination of this Lease with respect to any claims or liability arising prior to such termination.

                                   ARTICLE 19
                           DAMAGE TO TENANT'S PROPERTY

         Landlord or its agents shall not be liable for (i) any damage to any property entrusted to employees of the Project, (ii) loss or damage to any property by theft or otherwise, (iii) any injury or damage to property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Project or from the pipes, appliances or plumbing work therein or from the roof, street or sub-surface or from any other place or resulting from dampness or from any other cause whatsoever. Landlord or its agents shall not be liable for interference with light or other incorporeal hereditaments, nor shall Landlord be liable for any damage caused by latent defect in the Premises or in the Project. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Project or of defects therein or in the fixtures or equipment.

                                   ARTICLE 20
                                    INSURANCE

         (a) Tenant shall, during the term hereof and any other period of occupancy, at its sole cost and expense, keep in full force and effect the following insurance:

                  (i) Standard form property insurance insuring against the perils of fire, extended coverage, vandalism, malicious mischief, special extended coverage ("All-Risk") and sprinkler leakage. This insurance policy shall be upon all property owned by Tenant, for which Tenant is legally liable or that was installed at Tenant's expense, and which is located in the Project including, without limitation, furniture, fittings, installations, fixtures (other than Tenant improvements installed by Landlord), and any other personal property in an amount not less than ninety percent (90%) of the full replacement cost thereof. In the event that there shall be a dispute as to the amount which comprises full replacement cost, the decision of Landlord or any mortgagees of Landlord shall be conclusive. This insurance policy shall also be upon direct or indirect loss of Tenant's earnings attributable to Tenant's inability to use fully or obtain access to the Premises or Project in an amount as will properly reimburse Tenant. Such policy shall name Landlord and any mortgagees of Landlord as insured parties, as their respective interests may appear.

                  (ii) Commercial General Liability Insurance insuring Tenant against any liability arising out of the lease, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in the amount of $2,000,000 Combined Single Limit for injury to, or death of one or more persons in an occurrence, and for damage to tangible property (including loss of use) in an occurrence, with such liability amount to be adjusted from year to year to reflect increases in the Consumer Price Index. The policy shall insure the hazards of premises and operation, independent contractors, contractual liability (covering the Indemnity contained in Section 18 hereof) and shall (1) name Landlord as an additional insured, and (2) contain a cross liability provision, and (3) contain a provision that "the insurance provided the Landlord hereunder shall be primary and non-contributing with any other insurance available to the Landlord."

                  (iii) Workers' Compensation and Employer's Liability insurance (as required by state law).

                  (iv) Rental loss insurance in an amount equal to all unpaid Rent which would be due for a period of eighteen (18) months under the Lease. The amount of such rental loss insurance shall be increased from time to time during the Term as and when the Rent increases (including estimated increases in Additional Rent as reasonably determined by Landlord).

                  (v) Tenant shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Tenant for direct or indirect loss of earnings attributable to all peril commonly insured against by prudent lessees in the business of Tenant or attributable to prevention of access to the Premises as a result of such perils.

                  (vi) Any other form or forms of insurance as Tenant or Landlord or any mortgagees of Landlord may reasonably require from time to time in form, in amounts and for insurance risks against which a prudent tenant would protect itself.

         (b) Landlord shall maintain "all risks" coverage as broad as the current ISO Special Form policy, covering the buildings within the Project, in an amount of not less than the replacement cost thereof. Landlord shall also maintain Commercial General Liability insurance with a $1 million per single occurrence and $2 million per aggregate limit.

         (c) All policies shall be written in a form satisfactory to Landlord and shall be taken out with insurance companies holding a General Policyholders Rating of "A" and a Financial Rating of "X" or better, as set forth in the most current issue of Bests Insurance Guide. Within ten (10) days after the execution of this Lease, Tenant shall deliver to Landlord copies of policies or certificates evidencing the existence of the amounts and forms of coverage satisfactory to Landlord. No such policy shall be cancelable or reducible in coverage except after thirty (30) days prior written notice to Landlord. Tenant shall, within ten days prior to the expiration of such policies, furnish
Landlord with renewals or "binders" thereof, or Landlord may order such insurance and charge the cost thereof to Tenant as additional rent. If Landlord obtains any insurance that is the responsibility of Tenant under this section, Landlord shall deliver to Tenant a written statement setting forth the cost of any such insurance and showing in reasonable detail the manner in which it has been computed. The failure of any insurance policy to include such waiver clause or endorsement shall not affect the validity of this Lease.

         (d) Landlord and Tenant each hereby waive on behalf of any insurer providing insurance to such party required to be carried hereunder, any right of subrogation which such insurer might otherwise acquire against the other party or the shareholders, partners, officers, directors, or employees of either party by virtue of losses to Landlord or Tenant. Each party hereto also expressly waives any and every claim which arises or may arise in such party's favor against the other party and such party's shareholders, partners, officers, and employees during the Lease Term for any and all loss of or damage to any of such party's property, located within or upon or constituting a part of, the Premises or Building, which loss or damage is caused by a peril required by this Lease to be covered by the insurance of the party incurring the loss or, if greater, to the extent of the recovery under an insurance policy covering the party incurring the loss. Inasmuch as the mutual waivers in this Section 20(d) will preclude the assignment of any claim by way of subrogation (or otherwise) to an insurance company (or any other party), each party shall promptly give to each insurance company which has issued to such party policies of property insurance, written notice of the terms of the mutual waivers of subrogation and to have such insured policies properly endorsed, if necessary, to provide for the waiver of subrogation and to prevent the invalidation of the insurance coverages by reason of such waiver.



                                   ARTICLE 21
                              DAMAGE OR DESTRUCTION

         21.1 CASUALTY. If the Premises or Building should be damaged or destroyed by fire or other casualty, Tenant shall give immediate written notice to Landlord. Within thirty (30) days after receipt from Tenant of such written notice, Landlord shall notify Tenant whether the necessary repairs can reasonably be made: (a) within sixty (60) days; (b) in more than sixty (60) days but in less than one hundred fifty (150) days; or (c) in more than one hundred fifty (150) days, in each case after the date of the issuance of permits for the necessary repair or reconstruction of the portion of the Building or Premises which was damaged or destroyed.

                  21.1.1 LESS THAN 60 DAYS. If the Premises or Building should be damaged only to such extent that rebuilding or repairs can reasonably be completed within sixty (60) days after the issuance of permits for the necessary repair or reconstruction of the portion of the Building or Premises which was damaged or destroyed, this Lease shall not terminate and, provided that insurance proceeds are available to pay for the full repair of all damage, Landlord shall repair the Premises, except that Landlord shall not be required to rebuild, repair or replace Tenant's Property which may have been placed in, on or about the Premises by or for the benefit of Tenant. If Tenant is required to vacate all or a portion of the Premises during Landlord's repair thereof, the Base Rent payable hereunder shall be abated proportionately on the basis of the size of the area of the Premises that is damaged (i.e., the number of square feet of floor area of the Premises that is damaged compared to the total square footage of the floor area of the Premises) from the date Tenant vacates all or a portion of the Premises that was damaged only to the extent rental abatement insurance proceeds are received by Landlord and only during the period the Premises are unfit for occupancy.

                  21.1.2 GREATER THAN 60 DAYS. If the Premises or Building should be damaged only to such extent that rebuilding or repairs can reasonably be completed in more than sixty (60) days but in less than one hundred fifty
(150) days after the issuance of permits for the necessary repair or reconstruction of the portion of the Building or Premises which was damaged or destroyed, then Landlord shall have the option of: (a) terminating the Lease effective upon the occurrence of such damage, in which event the Base Rent shall be abated from the date Tenant vacates the Premises; or (b) electing to repair the Premises, provided insurance proceeds are available to pay for the full repair of all damage (except that Landlord shall not be required to rebuild, repair or replace Tenant's Property). If Tenant is required to vacate all or a portion of the Premises during Landlord's repair thereof, the Base Rent payable hereunder shall be abated proportionately on the basis of the size of the area of the Premises that is damaged (i.e., the number of square feet of floor area of the Premises that is damaged compared to the total square footage of the floor area of the Premises) from the date Tenant vacates all or a portion of the Premises that was damaged only to the extent rental abatement insurance proceeds are received by Landlord and only during the period the Premises are unfit for occupancy. In the event that Landlord should fail to substantially complete such repairs within one hundred fifty (150) days after the issuance of permits for the necessary repair or reconstruction of the portion of the Building or Premises which was damaged or destroyed (such period to be extended for delays caused by Tenant or because of any items of Force Majeure (as hereinafter defined), and Tenant has not reoccupied the Premises, Tenant shall have the right, as Tenant's exclusive remedy, within ten (10) days after the expiration of such one hundred fifty (150) day period, and provided that such repairs have not been substantially completed within such ten (10) day period, to terminate this Lease by delivering written notice to Landlord as Tenant's exclusive remedy, whereupon all rights of Tenant hereunder shall cease and terminate thirty (30) days after Landlord's receipt of such notice.

                  21.1.3 GREATER THAN 150 DAYS. If the Premises or Building should be so damaged that rebuilding or repairs cannot be completed within one hundred fifty (150) days after the issuance of permits for the necessary repair or reconstruction of the portion of the Building or Premises which was damaged or destroyed, either Landlord or Tenant may terminate this Lease by giving written notice within ten (10) days after notice from Landlord specifying such time period of repair; and this Lease shall terminate and the Rent shall be abated from the date Tenant vacates the Premises. In the event that neither party elects to terminate this Lease, Landlord shall commence and prosecute to completion the repairs to the Building or Premises, provided insurance proceeds are available to pay for the repair of all damage (except that Landlord shall not be required to rebuild, repair or replace Tenant's Property). If Tenant is required to vacate all or a portion of the Premises during Landlord's repair thereof, the Base Rent payable hereunder shall be abated proportionately on the basis of the size of the area of the Premises that is damaged (i.e., the number of square feet of floor area of the Premises that is damaged compared to the total square footage of the floor area of the Premises), from the date Tenant vacates all or a portion of the Premises that was damaged only to the extent rental abatement insurance proceeds are received by Landlord and only during the period that the Premises are unfit for occupancy.

                  21.1.4 CASUALTY DURING THE LAST YEAR OF THE LEASE TERM. Notwithstanding any other provisions hereof, if the Premises or the Building shall be damaged within the last year of the Lease Term, and if the cost to repair or reconstruct the portion of the Building or the Premises which was damaged or destroyed shall exceed $25,000, then, irrespective of the time necessary to complete such repair or reconstruction, Landlord shall have the right, in its sole and absolute discretion, to terminate the Lease effective upon the occurrence of such damage, in which event the Rent shall be abated from the date Tenant vacates the Premises. Notwithstanding any other provisions hereof, if the Premises shall be damaged within the last year of the Lease Term, and if the cost to repair or reconstruct the portion of the Premises which was damaged or destroyed shall exceed $25,000, then, irrespective of the time necessary to complete such repair or reconstruction, Tenant shall have the right, in its sole and absolute discretion, to terminate the Lease effective upon the occurrence of such damage, in which event the Rent shall be abated from the date Tenant vacates the Premises. The foregoing right shall be in addition to any other right and option of Landlord under this Article 21.

         21.2 UNINSURED CASUALTY. If the Lease is not terminated, as set forth above, Tenant shall be responsible for and shall pay to Landlord Tenant's share of any deductible or retention amount payable under the property insurance for the Building (but for earthquake insurance retention or deductible, subject to the Earthquake Cap). In the event that the Premises or any portion of the Building is damaged to the extent Tenant is unable to use the Premises and such damage is not covered by insurance proceeds received by Landlord or in the event that the holder of any indebtedness secured by the Premises requires that the insurance proceeds be applied to such indebtedness or the Premises cannot be restored within sixty (60) days of the issuance of permits for the necessary repair or reconstruction, then Landlord shall have the right at Landlord's option, in Landlord's sole and absolute discretion, either (i) to repair such damage as soon as reasonably possible at Landlord's expense, or (ii) to give written notice to Tenant within thirty (30) days after the date of the occurrence of such damage of Landlord's intention to terminate this Lease as of the date of the occurrence of such damage. In the event Landlord elects to terminate this Lease, Tenant shall have the right within ten (10) days after receipt of such notice to give written notice to Landlord of Tenant's commitment to pay the cost of repair of such damage, in which event this Lease shall continue in full force and effect, and Landlord shall make such repairs as soon as reasonably possible subject to the following conditions: Tenant shall deposit with Landlord Landlord's estimated cost of such repairs not later than five (5) business days prior to Landlord's commencement of the repair work. If the cost of such repairs exceeds the amount deposited, Tenant shall reimburse Landlord for such excess cost within ten (10) business days after receipt of an invoice from Landlord. Any amount deposited by Tenant in excess of the cost of such repairs shall be refunded within thirty (30) days of Landlord's final payment to Landlord's contractor. If Tenant does not give such notice within the ten (10) day period, or fails to make such deposit as required, Landlord shall have the right, in Landlord's sole and absolute discretion, to immediately terminate this Lease to be effective as of the date of the occurrence of the damage. If Tenant is reasonably required to vacate all or a portion of the Premises during Landlord's repair thereof, the Base Rent and Additional Rent payable hereunder shall be abated proportionately on the basis of the size of the area of the Premises that is damaged (i.e., the number of square feet of floor area of the Premises that is damaged compared to the total square footage of the floor area of the Premises), from the date Tenant vacates all or a portion of the Premises that was damaged only during the period that such portion of the Premises are unfit for occupancy. In any event, if the repairs cannot be completed within one hundred fifty (150) days after such damage, Tenant may terminate this Lease by giving written notice within ten (10) days after notice from Landlord specifying such time period of repair; and this Lease shall terminate and the Rent shall be abated from the date Tenant vacates the Premises.

         21.3 WAIVER. With respect to any damage or destruction which Landlord is obligated to repair or may elect to repair, Tenant waives all rights to terminate this Lease pursuant to rights otherwise presently or hereafter accorded by law, including without limitation any rights granted under Section 1932, subdivision 2, and Section 1933, of the California Civil Code.

                                   ARTICLE 22
                                 EMINENT DOMAIN

         22.1 TOTAL CONDEMNATION. If all of the Premises is condemned by eminent domain, inversely condemned or sold under threat of condemnation for any public or quasi-public use or purpose ("Condemned"), this Lease shall terminate as of the earlier of the date the condemning authority takes title to or possession of the Premises, and Rent shall be adjusted to the date of termination.

         22.2 PARTIAL CONDEMNATION. If any portion of the Premises or the Building is Condemned and such partial condemnation materially impairs Tenant's ability to use the Premises for Tenant's business as reasonably determined by Tenant, Landlord shall have the option in Landlord's sole and absolute discretion of either (i) relocating Tenant to comparable space within the Project which is reasonably acceptable to Tenant or (ii) terminating this Lease as of the earlier of the date title vests in the condemning authority or as of the date an order of immediate possession is issued and Rent shall be adjusted to the date of termination. If such partial condemnation does not materially impair Tenant's ability to use the Premises for the business of Tenant, Landlord shall promptly restore the Premises to the extent of any condemnation proceeds recovered by Landlord, excluding the portion thereof lost in such condemnation, and this Lease shall continue in full force and effect except that after the date of such title vesting or order of immediate possession Rent shall be adjusted as reasonably determined by Landlord.

         22.3 AWARD. If the Premises are wholly or partially Condemned, Landlord shall be entitled to the entire award paid for such condemnation, and Tenant waives any claim to any part of the award from Landlord or the condemning authority; provided, however, Tenant shall have the right to recover from the condemning authority such compensation as may be separately awarded to Tenant. No condemnation of any kind shall be construed to constitute an actual or constructive eviction of Tenant or a breach of any express or implied covenant of quiet enjoyment. Tenant hereby waives the effect of Sections 1265.120 and 1265.130 of the California Code of Civil Procedure.

         22.4 TEMPORARY CONDEMNATION. In the event of a temporary condemnation not extending beyond the Term, this Lease shall remain in effect, Tenant shall continue to pay Rent and Tenant shall receive any award made for such condemnation except damages to any of Landlord's property. If a temporary condemnation that materially impairs Tenant's ability to use the Premises for Tenant's business and is for a period which extends beyond the Term, this Lease shall terminate, at Tenant's election, as of the date of initial occupancy by the condemning authority and any such award shall be distributed in accordance with the preceding section.

         22.5 RENT ABATEMENT. During any period in which Tenant's ability to use the Premises for Tenant's business is materially impaired as a result of a condemnation, the Base Rent and Additional Rent payable hereunder shall be abated proportionately on the basis of the size of the area of the Premises that is damaged (i.e., the number of square feet of floor area of the Premises that is damaged compared to the total square footage of the floor area of the Premises), from the date Tenant vacates all or a portion of the Premises that was condemned only during the period that such portion of the Premises are unfit for occupancy.

                                   ARTICLE 23
                              DEFAULTS AND REMEDIES

         23.1 EVENT OF DEFAULT. The occurrence of any one or more of the following events shall constitute a default (an "Event of Default") hereunder by
Tenant:

                  (i) The vacation or abandonment of the Premises by Tenant. Abandonment is herein defined to include, but is not limited to, any absence by Tenant from the Premises for five (5) business days or longer.

                  (ii) The failure by Tenant to make any payment of rent or additional rent or any other payment required to be made by Tenant hereunder, as and when due.

                  (iii) The failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in Section 23.1(a)(i) or (ii) above.

                  (iv) (1) The making by Tenant of any general assignment for the benefit of creditors; (2) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within thirty (30) days); (3) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or (4) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within thirty days.

                  (v) The making of any material misrepresentation or omission by Tenant or any successor in interest of Tenant in any materials delivered by or on behalf of Tenant to Landlord or Landlord's lender pursuant to this Lease.

                  (vi) The occurrence of an Event of Default set forth in any of the foregoing clauses (iv) or (v) with respect to any guarantor of this Lease, if applicable.

                  (vii) At the option of Landlord, in its sole and absolute discretion, if Tenant occupies any other space in the Project (the "Other Premises", provided that the Premises and the Other Premises are both owned by Landlord at the time of the default), whether by lease, sublease or assignment (in any case, an "Occupancy Agreement"), the occurrence of an Event of Default hereunder shall also be a default or event of default under the Occupancy Agreement and a default or event of default under such Occupancy Agreement shall be an Event of Default hereunder.

                  (viii) Any failure of Tenant or any guarantor of this Lease to comply with the terms of Section 49(b) hereof.

         23.2. REMEDIES.

                  23.2.1 TERMINATION. In the event of the occurrence of any Event of Default, Landlord shall have the right to give a written termination notice to Tenant pursuant to California Code of Civil Procedure Section 1161, et seq. and, on the date specified in such notice, this Lease shall terminate unless on or before such date all arrears of Rent and all other sums payable by Tenant under this Lease and all costs and expenses incurred by or on behalf of Landlord hereunder shall have been paid by Tenant and all other Events of Default at the time existing shall have been fully remedied to the satisfaction of Landlord.

                  23.2.2 REPOSSESSION. Following termination, without prejudice to other remedies Landlord may have, Landlord may (i) peaceably re-enter the Premises upon voluntary surrender by Tenant or remove Tenant therefrom and any other persons occupying the Premises, using such legal proceedings as may be available; (ii) repossess the Premises or relet the Premises or any part thereof for such term (which may be for a term extending beyond the Term), at such rental and upon such other terms and conditions as Landlord in Landlord's sole discretion shall determine, with the right to make reasonable alterations and repairs to the Premises; and (iii) remove all personal property therefrom.

                  23.2.3 UNPAID RENT/SUMS EXPENDED BY LANDLORD. Landlord shall have all the rights and remedies of a landlord provided by Applicable Law, including the right to recover from Tenant: (a) the worth, at the time of award, of the unpaid Rent that had been earned at the time of termination, (b)the worth, at the time of award, of the amount by which the unpaid Rent that would have been earned after the date of termination until the time of award exceeds the amount of loss of rent that Tenant proves could have been reasonably avoided, (c) the worth, at the time of award, of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided, (d) all unamortized free rent, if any, (e) any and all unamortized sums expended by Landlord for tenant improvements and leasing commissions, and (f) any other amount, and court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default. The phrase "worth, at the time of award," as used in (a) and (b) above, shall be computed at the Applicable Interest Rate, and as used in (c) above, shall be computed by discounting such


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


amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). The items referenced in (d) and (e) shall be amortized on a straight line basis over the length of the Term of this Lease.

                  23.2.4 CONTINUATION. Even though an Event of Default may have occurred, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession; and Landlord may enforce all of Landlord's rights and remedies under this Lease, including the remedy described in California Civil Code Section 1951.4 ("lessor" may continue the Lease in effect after "lessee's" breach and abandonment and recover Rent as it becomes due, if "lessee" has the right to sublet or assign, subject only to reasonable limitations) to recover Rent as it becomes due. Landlord, without terminating this Lease, may, during the period Tenant is in default, enter the Premises and relet the same, or any portion thereof, to third parties for Tenant's account and Tenant shall be liable to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, brokers' commissions, expenses of remodeling the Premises and like costs. Reletting may be for a period shorter or longer than the remaining Term. Tenant shall continue to pay the Rent on the date the same is due. No act by Landlord hereunder, including acts of maintenance, preservation or efforts to lease the Premises or the appointment of a receiver upon application of Landlord to protect Landlord's interest under this Lease, shall terminate this Lease unless Landlord notifies Tenant that Landlord elects to terminate this Lease. In the event that Landlord elects to relet the Premises, the rent that Landlord receives from reletting shall be applied to the payment of, first, any indebtedness from Tenant to Landlord other than Base Rent and Additional Rent; second, all costs, including maintenance, incurred by Landlord in reletting; and, third, Base Rent and Additional Rent under this Lease. After deducting the payments referred to above, any sum remaining from the rental Landlord receives from reletting shall be held by Landlord and applied in payment of future Rent as Rent becomes due under this Lease. In no event shall Tenant be entitled to any excess rent received by Landlord. If, on the date Rent is due under this Lease, the rent received from the reletting is less than the Rent due on that date, Tenant shall pay to Landlord, in addition to the remaining Rent due, all costs, including maintenance, which Landlord incurred in reletting the Premises that remain after applying the rent received from reletting as provided hereinabove. So long as this Lease is not terminated, Landlord shall have the right to remedy any default of Tenant, to maintain or improve the Premises, to cause a receiver to be appointed to administer the Premises and new or existing subleases and to add to the Rent payable hereunder all of Landlord's reasonable costs in so doing, including without limitation attorney's fees and costs, with interest at the Applicable Interest Rate from the date of such expenditure. Landlord shall have no duty to relet the Premises so long as it has other unleased space available in the Project.

                  23.2.5 CUMULATIVE. Each right and remedy of Landlord provided for herein or now or hereafter existing at law, in equity, by statute or otherwise shall be cumulative and shall not preclude Landlord from exercising any other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity, by statute or otherwise. No payment by Tenant of a lesser amount than the Rent nor any endorsement on any check or letter accompanying any check or payment as Rent shall be deemed an accord and satisfaction of full payment of Rent; and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue other remedies.

                                   ARTICLE 24
                            ASSIGNMENT AND SUBLETTING

         24.1 Tenant shall not voluntarily assign or encumber its interest in this Lease or in the Premises, or sublease all or any part of the Premises, or allow any other person or entity to occupy or use all or any part of the Premises, without first obtaining Landlord's prior written consent. Any sublease shall be in a form reasonably approved by Landlord. Any assignment, encumbrance or sublease without Landlord's prior written consent shall be voidable, at Landlord's election, and shall constitute a default and at the option of the Landlord shall result in a termination of this Lease. No consent to assignment, encumbrance, or sublease shall constitute a further waiver of the provisions of this section. Tenant shall notify Landlord in writing of Tenant's intent to sublease, encumber or assign this Lease and Landlord shall, within fifteen (15) business days of receipt of such written notice, elect one of the following:

                  (a) Consent to such proposed assignment, encumbrance or sublease;

                  (b) Refuse such consent, which refusal shall be on reasonable grounds; or

                  (c) Recapture the entire Premises, or at Lender's election, such part as Tenant desires to sublease or assign, in the sole and absolute discretion of Landlord.

         24.2 As a condition for granting its consent to any assignment, encumbrance or sublease, twenty (20) days prior to any anticipated assignment or sublease Tenant shall give Landlord and Landlord's lender written notice (the "Assignment Notice"), which shall set forth the name, address and business of the proposed assignee or sublessee, information (including references) concerning the character, ownership, and financial condition of the proposed assignee or sublessee, and the Assignment Date, any ownership or commercial relationship between Tenant and the proposed assignee or sublessee, and the consideration of all other material terms and conditions of the proposed assignment or sublease, all in such detail as Landlord shall reasonably require. If Landlord reasonably requests additional detail, the Assignment Notice shall not be deemed to have been received until Landlord receives such additional detail, and Landlord may withhold consent to any assignment or sublease until such additional detail is provided to it. Further, Landlord may require that the sublessee or assignee remit directly to Landlord on a monthly basis, all monies due to Tenant by said assignee or sublessee.

         24.3 The consent by Landlord to any assignment or subletting shall not be construed as relieving Tenant or any assignee of this Lease or sublessee of the Premises from obtaining the express written consent of Landlord to any further assignment or subletting or as releasing Tenant or any assignee or sublessee of Tenant from any liability or obligation hereunder whether or not then accrued. Regardless of whether or not Landlord shall consent to an assignment or sublease, Tenant shall pay Landlord all of Landlord's attorneys' fees and administrative costs incurred in connection with evaluating the Assignment Notice immediately upon demand. This section shall be fully applicable to all further sales, hypothecations, transfers, assignments and subleases of any portion of the Premises by any successor or assignee of Tenant, or any sublessee of the Premises.

         24.4 As used in this section, the subletting of substantially all of the Premises for substantially all of the remaining term of this Lease shall be deemed an assignment rather than a sublease. The assignment, sale or transfer of a twenty-five (25%) interest in Tenant shall be deemed an assignment requiring Landlord's consent hereunder.

         Notwithstanding the foregoing, Landlord shall consent to the assignment, sale or transfer if the Assignment Notice states that Tenant desires to assign the Lease to any entity into which Tenant (i) wholly owns or controls Tenant; (ii) is wholly owned or controlled by Tenant; (iii) is under common ownership or control with Tenant; or (iv) into which Tenant or any of the foregoing parties is merged, consolidated or reorganized, or to which all or substantially all of Tenant's assets or any such other party's assets are sold (a "Permitted Transferee"), provided that the assignee first executes, acknowledges and delivers to Landlord an agreement whereby the assignee agrees to be bound by all of the covenants and agreements in this Lease which Tenant has agreed to keep, observe or perform, that the assignee agrees that the provisions of this section shall be binding upon it as if it were the original Tenant hereunder and that the assignee shall have a net worth (determined in accordance with generally accepted accounting principles consistently applied) immediately after such assignment which is at least equal to the lesser of: (i) Five Million and No/100 Dollars ($5,000,000) or (ii) the net worth (as so determined) of Tenant: (1) at the commencement of this Lease or (2) immediately before such assignment; whichever is greater.

         24.5 Except as provided above, Landlord's consent to any sublease shall not be unreasonably withheld. A condition to such consent shall be delivery by Tenant to Landlord of a true copy of the sublease as reasonably approved by Landlord. If for any proposed assignment or sublease Tenant receives rent or other consideration, either initially or over the term of the assignment or sublease, in excess of the Rent called for hereunder (as such Rent is adjusted pursuant to Section 24.1), or, in case of the sublease of a portion of the Premises, in excess of such rent fairly allocable to such portion, after appropriate adjustments to assure that all other payments called for hereunder are taken into account, Tenant shall pay to Landlord as Additional Rent hereunder seventy five percent (75%) of the excess of each such payment of rent or other consideration received by Tenant promptly after its receipt. Landlord's waiver or consent to any assignment or subletting shall not relieve Tenant from any obligation under this lease. The parties intend that the preceding sentence shall not apply to any sublease rentals respecting a portion of the Premises that during the entire term of this Lease was not occupied by Tenant for its own use, but was always subleased by Tenant and/or kept vacant. For the purpose of this section, the Rent for each square foot of floor space in the Premises shall be deemed equal.

                                   ARTICLE 25
                       SUBORDINATION; MORTGAGEE PROTECTION

         25.1 SUBORDINATION. This Lease shall be subject and subordinate to all ground leases, master leases and the lien of all mortgages and deeds of trust which now or hereafter affect the Premises or the Project or Landlord's interest therein, the CC&Rs and all amendments thereto, all without the necessity of

Tenant's executing further instruments to effect such subordination. If requested, Tenant shall execute and deliver to Landlord within ten (10) days after Landlord's request whatever documentation that may reasonably be required to further effect the provisions of this section including, without limitation, a Subordination, Nondisturbance and Attornment Agreement in such form as may be required by Landlord's lender. Should any holder of a mortgage or deed of trust request that this Lease and Tenant's rights hereunder be made superior, rather than subordinate, to the mortgage or deed of trust, then Tenant will, within ten
(10) days after written request, execute and deliver such agreement as may be required by such holder in order to effectuate and evidence such superiority of the Lease to the mortgage or deed of trust.

         25.2 ATTORNMENT. Tenant hereby agrees that Tenant will recognize as its landlord under this Lease and shall attorn to any person succeeding to the interest of Landlord in respect of the land and the buildings governed by this Lease upon any foreclosure of any mortgage upon such land or buildings or upon the execution of any deed in lieu of foreclosure in respect to such deed of trust. If requested, Tenant shall execute and deliver an instrument or instruments confirming its attornment as provided for herein; provided, however, that no such beneficiary or successor- in-interest shall be bound by any payment of Base Rent for more than one (1) month in advance, or any amendment or modification of this Lease made without the express written consent of such beneficiary where such consent is required under applicable loan documents.

         25.3 MORTGAGEE PROTECTION. Tenant agrees to give Landlord's lender or any holder of any mortgage or deed of trust secured by the Project, by registered or certified mail or nationally recognized overnight delivery service, a copy of any notice of default served upon the Landlord by Tenant, provided that, prior to such notice, Tenant has been notified in writing (by way of service on Tenant of a copy of assignment of rents and leases or otherwise) of the address of such lender or such holder of a mortgage or deed of trust. Tenant further agrees that if Landlord shall have failed to cure such default within thirty (30) days after such notice to Landlord (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if Landlord has commenced within such thirty (30) day period and is diligently pursuing the remedies or steps necessary to cure or correct such default), then Landlord's lender or the holder of any mortgage or deed of trust shall have an additional sixty (60) days within which to cure or correct such default (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if such holder of any mortgage or deed of trust has commenced within such sixty (60) day period and is diligently pursuing the remedies or steps necessary to cure or correct such default). Notwithstanding the foregoing, in no event shall Landlord's lender or any holder of any mortgage or deed of trust have any obligation to cure any default of the Landlord.

                                   ARTICLE 26
                              ESTOPPEL CERTIFICATE

                  (a) Within ten (10) business days following any written request which Landlord or Landlord's lender may make from time to time, Tenant shall duly execute (and if required by Landlord or Landlord's lender, have such signature acknowledged) and deliver to Landlord and Landlord's lender, an estoppel certificate in the form then in use by Landlord or its lender. Landlord and Tenant intend that any statement delivered pursuant to this Article 26 may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or Project or any interest therein.

                  (b) Tenant's failure to deliver such statement within such time shall be an Event of Default hereunder and shall conclusive upon Tenant:

                  (i) That this Lease is in full force and effect, without modification except as may be represented by Landlord,

                  (ii)  That  there  are  no  uncured   defaults  in  Landlord's
performance,

                  (iii) That not more than one month's rental has been paid in advance; and

                  (iv) That Tenant has no right of offset, counterclaim or deduction against Rent hereunder.

         (b) Within ten (10) business days following any written request which Tenant may make from time to time (but not more than once every six (6) months), Landlord shall duly execute and deliver to Tenant, an estoppel certificate in the form reasonably approved by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Article 26(b) may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Tenant's business or interest therein.

         (c) If Landlord's lender should require that this Lease be amended (other than in the description of the Premises, the Term, the Permitted Use, the Rent or as will substantially, materially and adversely affect the rights of Tenant), Landlord shall give written notice thereof to Tenant, which notice shall be accompanied by a Lease supplement embodying such amendments. Tenant shall, within ten (10) days after the receipt of Landlord's notice, execute and deliver to Landlord the tendered Lease supplement.

                                   ARTICLE 27
                                     SIGNAGE

         Landlord shall provide for Tenant the opportunity to have Tenant's name placed upon the Building lobby directory sign, and at Tenant's entrance to the Premises. Tenant shall have no other right to maintain a Tenant identification sign in any other location in, on or about the Premises, the Building, the Project, or Bernal Corporate Park and shall not display or erect any Tenant identification sign, display or other advertising material that is visible from the exterior of the Building. The size, design, color and other physical aspects of the Tenant identification sign shall be subject to Landlord's written reasonable approval prior to installation. The cost of the installation of the sign, and its maintenance and removal expense, shall be at Tenant's sole expense. If Tenant fails to maintain its sign or if Tenant fails to remove its sign upon termination of this Lease, Landlord may do so at Tenant's expense and Tenant's reimbursement to Landlord for such amounts shall be deemed additional rent. All signs shall comply with rules and regulations set forth by Landlord as may be modified from time to time.


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


                                   ARTICLE 28
                              RULES AND REGULATIONS

         Tenant shall faithfully observe and comply with the "Rules and Regulations," a copy of which is attached hereto and marked EXHIBIT D, and all reasonable and nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the violation or non-performance by any other tenant or occupant of the Project of any of said Rules and Regulations.

                                   ARTICLE 29
                                CONFLICT OF LAWS

         This Lease shall be governed by and construed pursuant to the laws of the State of California.

                                   ARTICLE 30
                             SUCCESSORS AND ASSIGNS

         Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

                                   ARTICLE 31
                              SURRENDER OF PREMISES

         The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, operate as an assignment to it of any or all subleases and subtenancies.

                                   ARTICLE 32
                                 ATTORNEYS' FEES

         (a) If Landlord should bring suit for possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provisions of this Lease, or for any other relief against Tenant hereunder, or in the event of any other litigation between the parties with respect to this Lease, then all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

         (b) If Landlord is named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including reasonable attorneys' fees.

                                   ARTICLE 33
                              PERFORMANCE BY TENANT

         All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money owed to any party other than Landlord, for which it is liable hereunder or if Tenant shall fail to perform any other act on its part to be performed hereunder and such failure shall continue for ten days after notice thereof by Landlord, Landlord may, without waiving or releasing Tenant from obligations of Tenant, but shall not be obligated to, make any such payment or perform any such other act to be made or performed by Tenant. All sums so paid by Landlord and all necessary incidental costs together with interest thereon at the maximum rate permissible by law, from the date of such payment by Landlord, shall be payable to Landlord on demand. Tenant covenants to pay any such sums and Landlord shall have (in addition to any other right or remedy of Landlord) all rights and remedies in the event of the non-payment thereof by Tenant as are set forth in Article 23 hereof.

                                   ARTICLE 34
                              MORTGAGEE PROTECTION

         In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgage covering the Premises whose address shall have been furnished to Tenant, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure.

                                   ARTICLE 35
                             DEFINITION OF LANDLORD

         The term "Landlord", as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners, at the time in question, of the fee title of the Premises or the lessees under any ground lease, if any. In the event of any transfer, assignment or other conveyance or transfers of any such title, Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved from and after the date of such transfer, assignment or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed. Without further agreement, the transferee of such title shall be deemed to have assumed and agreed to observe and perform any and all obligations of Landlord hereunder, during its ownership of the Premises. Landlord may transfer its interest in the Premises without the consent of Tenant and such transfer or subsequent transfer shall not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease.

                                   ARTICLE 36
                                     WAIVER

The waiver by either party of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be deemed a waiver of or in any way affect the right of either party to insist upon the performance by the other party in strict accordance with said terms. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant or any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. Without limiting the generality of the foregoing, the acceptance of Rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular Rent so accepted. Tenant agrees and acknowledges that the foregoing provides actual and sufficient knowledge to Tenant, pursuant to California Code of Civil Procedure Section 1161.1(c), that acceptance of a partial rent payment by Landlord does not constitute a waiver of any of Landlord's rights under said
Section 1161.1(c).


                                   ARTICLE 37
                            IDENTIFICATION OF TENANT

         If more than one person executes this Lease as Tenant:

                  (i) Each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant, and

                  (ii) The term "Tenant" as used in this Lease shall mean and include each of them jointly and severally. The act of or notice from, or notice to refund to, or the signature of any one or more of them, with respect to the tenancy of this Lease, including, but not limited to any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

                                   ARTICLE 38
                                     PARKING

         The use by Tenant, its employees and invitees, of the parking facilities of the Project shall be on the terms and conditions set forth in EXHIBIT E attached hereto and by this reference incorporated herein and shall be subject to such other agreement between Landlord and Tenant as may hereinafter be established. Tenant, its employees and invitees shall use no more than four
(4) non-exclusive parking spaces per one thousand (1,000) square feet of leased space. Tenant's use of the parking spaces shall be confined to the Project. If, in Landlord's reasonable business judgment, it becomes necessary, Landlord shall exercise due diligence to cause the creation of cross-parking easements and such other agreements as are necessary to permit Tenant, its employees and invitees to use parking spaces on the properties and buildings of Bernal Corporate Park, which are separate legal parcels from the Project. Tenant acknowledges that other tenants of the Project and the tenants of the other buildings, their employees and invitees, may be given the right to park at the Project.

                                   ARTICLE 39
                               TERMS AND HEADINGS

         The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in any gender include other genders. The section headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

                                   ARTICLE 40
                              EXAMINATION OF LEASE

         Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

                                   ARTICLE 41
                                      TIME

         Time is of the essence with respect to the performance of every provision of this Lease in which time or performance is a factor.

                                   ARTICLE 42
                           PRIOR AGREEMENT: AMENDMENTS

         This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provisions of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

                                   ARTICLE 43
                                  SEPARABILITY

         Any provision of this Lease which shall prove to be invalid, void or illegal in no way affects, impairs or invalidates any other provision hereof, any such other provisions shall remain in full force and effect.

                                   ARTICLE 44
                                    RECORDING

         Neither Landlord nor Tenant shall record this Lease nor a short form memorandum thereof without the consent of the other.

                                   ARTICLE 45
                                    CONSENTS

         Unless otherwise specified herein, whenever the consent of either party is required hereunder such consent shall not be unreasonably withheld. Tenant shall pay Landlord within thirty (30) days of written demand all of Landlord's reasonable third party out of pocket fees and expenses incurred in connection with evaluating any request by Tenant (or on behalf of Tenant) for any Landlord consent.

                                   ARTICLE 46
                             LIMITATION ON LIABILITY

         In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:

         (a) The sole and exclusive remedy shall be against the Landlord's interest in the Project;

         (b) No partner, member, shareholder, officer, agent or employee of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of Landlord);

         (c) No service or process shall be made against any partner, member, shareholder, officer, agent or employee of Landlord (except as may be necessary to secure jurisdiction of Landlord);

         (d) No partner, member, shareholder, officer, agent or employee of Landlord shall be required to answer or otherwise plead to any service of process;

         (e) No judgment will be taken against any partner, member, shareholder, officer, agent or employee of Landlord;

         (f) Any judgment taken against any partner, member, shareholder, officer, agent or employee of Landlord may be vacated and set aside at any time nunc pro tunc;

         (g) No writ of execution will ever be levied against the assets of any partner, officer, agent or employee of Landlord;

         (h) These covenants and agreements are enforceable both by Landlord and also by any partner, officer, agent or employee of Landlord.

                                   ARTICLE 47
                                     RIDERS

         Clauses, plats and riders, if any, signed by Landlord and Tenant and affixed to this Lease are a part hereof.

                                   ARTICLE 48
                                    EXHIBITS

         All Exhibits attached hereto are incorporated into this Lease.

                                   ARTICLE 49
                 MODIFICATION FOR LENDER; FINANCIAL INFORMATION

         (a) If, in connection with obtaining construction, interim or permanent financing for the Project the lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's rights hereunder.

         (b) Prior to the date hereof, Tenant has delivered certain Financial Information (as hereinafter defined) to Landlord and Landlord has relied to a material extent on such financial information in agreeing to lease the Premises to Tenant. Tenant represents, warrants, certifies and covenants to Landlord that: (i) all of the financial information (other than future projections, if any) (collectively, "Financial Information") delivered by Tenant to Landlord prior to the date hereof is true, correct and complete in all material respects as of the date of such Financial Information; (ii) the Financial Information accurately represents the financial condition of the Tenant as of the date of such Financial Information; (iii) if Tenant delivered unaudited Financial
Information to Landlord, then Tenant does not have any audited financial statements for the three (3) calendar and/or fiscal years preceding the date hereof; (iv) the Financial Information was prepared using generally accepted accounting principles consistently applied; and (v) Tenant has delivered to Landlord all material information in Tenant's possession and/or control concerning the financial condition of Tenant. Unless the same is publicly available on line, Tenant shall at its own cost and expense, upon any written request by Landlord (not to exceed one (1) request every calendar quarter), deliver to Landlord true, correct and complete copies of Tenant's then most recent Financial Information, and if available, such Financial Information delivered to Landlord shall have been audited. Any failure by Tenant to deliver its then most recent financial Information within ten (10) business days (which shall be in lieu of any grace period set forth herein, if any) after a written request by Landlord to Tenant or if any Financial Information delivered by Tenant to Landlord is not true, correct and complete as of the date of such Financial Information shall in either case be an Event of Default by Tenant hereunder. Tenant agrees and acknowledges that notwithstanding anything to the contrary set forth in this Lease, under no circumstances shall Tenant be afforded any notice and/or cure rights with regards to any Financial Information that is not true, correct and complete in all material respects as of the date of the Financial Information. The foregoing provisions of this Section 49(b) shall also apply to any guarantor of this Lease.

                                   ARTICLE 50
                                PROJECT PLANNING

         If Landlord requires the Premises for use in conjunction with another suite or for other reasons connected with the Project planning program, upon notifying Tenant in writing, Landlord shall have the right to relocate Tenant to other space in the Project, so long as the same is located on the first floor, at Landlord's sole cost and expense (which shall include the costs of relocating the Tenant, including, without limitation, new letterhead and other stationary and moving expenses), and the terms and conditions of the original Lease shall remain in full force and effect, except that a revised EXHIBIT A reflecting the location of the new space shall be attached to and become a part of this Lease. However, if the new space does not meet with Tenant's approval, Tenant shall have the right to terminate this Lease effective thirty (30) days after written notice to Landlord, which notice shall be given within ten (10) days after receipt of Landlord's notification.

                                   ARTICLE 51
                               HAZARDOUS MATERIALS

         Tenant shall not cause nor permit, nor allow any Tenant Party to cause or permit, any Hazardous Materials to be brought upon, stored, manufactured, generated, blended, handled, recycled, treated, disposed or used on, under or about the Premises, the Building, the Common Area or the Project, except for routine office and janitorial supplies in usual and customary quantities stored, used and disposed of in accordance with all applicable Environmental Laws. Tenant and Tenant's Parties shall comply with all Environmental Laws and promptly notify Landlord in writing of the violation of any Environmental Law or presence of any Hazardous Materials, other than office and janitorial supplies as permitted above, on the Premises. Landlord shall have the right to enter upon and inspect the Premises and to conduct tests, monitoring and investigations. If such tests indicate the presence of any environmental condition caused or exacerbated by Tenant or any Tenant Party or arising during Tenant's or any Tenant Party's occupancy, Tenant shall reimburse Landlord for the cost of conducting such tests. The phrase "environmental condition" shall mean any adverse condition relating to any Hazardous Materials or the environment, including surface water, groundwater, drinking water supply, land, surface or subsurface strata or the ambient air and includes air, land and water pollutants, noise, vibration, light and odors. In the event of any such environmental condition caused or exacerbated by Tenant or a Tenant Party, during the term of this Lease, Tenant shall promptly take any and all steps necessary to rectify the same to the satisfaction of the applicable agencies and Landlord, or shall, at Landlord's election, reimburse Landlord, upon demand, for the cost to Landlord of performing rectifying work. The reimbursement shall be paid to Landlord in advance of Landlord's performing such work, based upon Landlord's reasonable estimate of the cost thereof; and upon completion of such work by Landlord, Tenant shall pay to Landlord any shortfall within thirty (30) days after Landlord bills Tenant therefore or Landlord shall within thirty (30) days refund to Tenant any excess deposit, as the case may be. Tenant shall indemnify, protect, defend (by counsel acceptable to Landlord) and hold harmless Landlord and Landlord's affiliated entities, and each of their respective members, managers, partners, directors, officers, employees, shareholders, lenders, agents, contractors, along with the successors and assigns of the foregoing, (individually and collectively, "Indemnitees") from and against any and all claims, judgments, causes of action, damages, penalties, fines, taxes, costs, liabilities, losses and expenses arising at any time during or after the Term as a result (directly or indirectly) of or in connection with (a) Tenant and/or any Tenant Party's breach of this Article 51 or (b) the presence of Hazardous Materials on, under or about the Premises or other property as a result (directly or indirectly) of Tenant's and/or any Tenant Party's activities, or failure to act, in connection with the Premises. This indemnity shall include, without limitation, the cost of any required or necessary repair, cleanup or detoxification, and the preparation and implementation of any closure, monitoring or other required plans, whether such action is required or necessary prior to or following the termination of this Lease. Neither the written consent by Landlord to the presence of Hazardous Materials on, under or about the Premises, nor the strict compliance by Tenant with all Environmental Laws, shall excuse Tenant from Tenant's obligation of indemnification pursuant hereto. Tenant's obligations pursuant to the foregoing indemnity shall survive the expiration or termination of this Lease.

                                   ARTICLE 52
                                  COUNTERPARTS

         This Lease may be executed in two or more fully or partially executed counterparts, any one or more of which may be executed and delivered by facsimile transmission, each of which will be deemed an original binding the signer thereof against the other signing parties, but all counterparts together will constitute one and the same instrument.


                                   ARTICLE 53
                                  FORCE MAJEURE

         As used herein, a "Force Majeure" event shall mean any acts of God, inability to obtain labor, strikes, lockouts, lack of materials, governmental restrictions, enemy actions, civil commotion, fire, earthquake, unavoidable casualty or other similar causes beyond Landlord's control. It is expressly agreed that Landlord shall not be obliged to settle any strike to avoid a Force Majeure event from continuing.

                                   ARTICLE 54
                        WAIVER OF RIGHT TO TRIAL BY JURY

EACH PARTY TO THIS LEASE HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING HEREUNDER WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS LEASE MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY. NOTWITHSTANDING THE FOREGOING TO THE CONTRARY, IN THE EVENT THAT THE JURY TRIAL WAIVER CONTAINED HEREIN SHALL BE HELD OR DEEMED TO BE UNENFORCEABLE, EACH PARTY HERETO HEREBY EXPRESSLY AGREES TO

SUBMIT TO JUDICIAL REFERENCE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 638 THROUGH 645.1 ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING HEREUNDER FOR WHICH A JURY TRIAL WOULD OTHERWISE BE APPLICABLE OR AVAILABLE. PURSUANT TO SUCH JUDICIAL REFERENCE, THE PARTIES AGREE TO THE APPOINTMENT OF A SINGLE REFEREE AND SHALL USE THEIR BEST EFFORTS TO AGREE ON THE SELECTION OF A REFEREE. IF THE PARTIES ARE UNABLE TO AGREE ON A SINGLE A REFEREE, A REFEREE
SHALL BE APPOINTED BY THE COURT UNDER CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 638 AND 640 TO HEAR ANY DISPUTES HEREUNDER IN LIEU OF ANY SUCH JURY TRIAL. THE PARTIES ACKNOWLEDGE AND AGREE THAT THE APPOINTED REFEREE SHALL HAVE THE POWER TO DECIDE ALL ISSUES IN THE APPLICABLE ACTION OR PROCEEDING, WHETHER OF FACT OR LAW, AND SHALL REPORT A STATEMENT OF DECISION THEREON; PROVIDED, HOWEVER, THAT ANY MATTERS WHICH WOULD NOT OTHERWISE BE THE SUBJECT OF A JURY TRIAL WILL BE UNAFFECTED BY THIS WAIVER AND THE AGREEMENTS CONTAINED HEREIN. THE PARTIES HERETO HEREBY AGREE THAT THE PROVISIONS CONTAINED HEREIN HAVE BEEN FAIRLY NEGOTIATED ON AN ARMS-LENGTH BASIS, WITH BOTH SIDES AGREEING TO THE SAME KNOWINGLY AND BEING AFFORDED THE OPPORTUNITY TO HAVE THEIR RESPECTIVE LEGAL COUNSEL CONSENT TO THE MATTERS CONTAINED HEREIN. ANY PARTY TO THIS LEASE MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY AND THE AGREEMENTS CONTAINED HEREIN REGARDING THE APPLICATION OF JUDICIAL REFERENCE IN THE EVENT OF THE INVALIDITY OF SUCH JURY TRIAL WAIVER.

                                   ARTICLE 55
                                 OPTION TO RENEW

         (a) Subject to the terms of this Article 55 and provided that no monetary Event of Default has occurred, Tenant shall have one (1) option to extend ("Renewal Option") the Term of this Lease for THIRTY SIX (36) MONTHS commencing upon the expiration of the initial Term of the Lease ("Extension Term"). In the event Tenant elects to exercise its option to extend the Lease Term by the Extension Term, as provided hereunder, Tenant shall provide Landlord irrevocable written notice of such election, no earlier than two hundred seventy
(270) days and no later than one hundred eighty (180) days prior to the then-existing expiration date of the Term of this Lease. Except for Base Rent, the terms and conditions of this Lease during the Extension Term shall be identical to the terms and conditions of this Lease. Base Rent shall be determined as set forth in Article 55(b) below.

         (b) Base Rent for the Extension Term shall be adjusted to one hundred percent (100%) of the fair market rental value ("FMV"), as determined herein. In the event Tenant timely exercises the Renewal Option, Landlord shall, within twenty (20) days after receipt of Tenant's notice exercising the Renewal Option, notify Tenant of Landlord's good faith determination of the Base Rent for the Extension Term (the "Landlord's Option Rent Response"). Tenant shall accept or reject Landlord's Option Rent Response by notice to Landlord within ten (10) business days following receipt of Landlord's Option Rent Response. If Tenant fails to object to Landlord's Option Rent Response within such time period, then Landlord's determination of FMV set forth in the Landlord's Option Rent Response shall be conclusive and binding. If Tenant does not accept Landlord's Option Rent Response, then Landlord and Tenant shall attempt to agree upon the Base Rent for the Extension Term ("Option Rent"), using their good faith efforts. If Landlord and Tenant fail to reach agreement on the Option Rent within ten (10) business days following Tenant's receipt of Landlord's Option Rent Response, then within five (5) business days after demand by either Landlord or Tenant, each party shall simultaneously present to the other and certify to each other such party's final offer regarding the Option Rent for the Extension Term (each, a "Last Offer"). If the parties fail to agree on the Option Rent within ten (10) business days following Tenant's receipt of Landlord's Option Rent Response, such Last Offers shall be submitted to arbitration by Landlord and/or Tenant (the "Arbitration Demand") in accordance with Article 55(b)(i) through
(b)(viii), below and in accordance with the then existing Rules for Commercial Arbitration of the American Arbitration Association, or its successor.

                  (i) Landlord and Tenant shall each appoint one (1) arbitrator (each, an "Original Arbitrator") who shall be a real estate broker with at least ten (10) years experience in the leasing of commercial office properties in Pleasanton, California. Original Arbitrators shall be appointed within fifteen
(15) days after the Arbitration Demand.

                  (ii) The two Original Arbitrators so appointed shall within ten (10) days of the date of the appointment of the last appointed arbitrator agree upon and appoint a third arbitrator ("Neutral Arbitrator"; and together with the Original Arbitrators, the "Arbitration Panel"). The Neutral Arbitrator shall be an appraiser certified as an "MAI" or "ASA" appraiser who has had at least five (5) years experience within the previous ten (10) years as a real estate appraiser of commercial office properties in Pleasanton, California. For purposes hereof, an "MAI" appraiser means an individual who holds an MAI designation conferred by, and is an independent member of, the American Institute of Real Estate Appraisers (or its successor organization, or in the event there is no successor organization, the organization and designation most similar), and an "ASA" appraiser means an individual who holds the Senior Member designation conferred by, and is an independent member of, the American Society of Appraisers (or its successor organization, or, in the event there is no successor organization, the organization and designation most similar).

                  (iii) The sole role of the Arbitration Panel shall be to determine the FMV for the Extension Term. In determining the FMV, the Arbitration Panel shall take into account the following: (A) the Arbitration Demand; and (B) the annual rent per rentable square foot that Landlord has accepted in other current similar transactions in the Project and what the Landlord has accepted in other current similar transactions in the properties owned by Landlord and adjoining the Project, and what a willing, comparable, renewal, non-equity tenant would pay, and what a willing comparable landlord in the Pleasanton area would accept at arms length, in either case, giving appropriate consideration to all economic benefits achievable by Landlord, such as monthly Base Rent (including periodic adjustments), Additional Rent in the form of Direct Expense reimbursements, and any and all monetary or non-monetary concessions including, without limitation, (x) a then-current base year and (y) any Renewal Concessions (as hereinafter defined), if any, that may be given in the market place to a comparable renewal tenant, as is chargeable for a similar use of comparable space for a comparable term in a comparable office building in a comparable location in the Pleasanton area. As used herein, the term Renewal Concessions shall mean the following: (a) rental abatement concessions, if any, provided in connection with such comparable space; and (b) tenant improvements or allowances provided or to be provided for such comparable space, taking into account, and deducting the value of, the existing improvements in the Premises, such value to be based upon the age, quality and layout of the improvements and such value to be based upon the age, quality and layout of the improvements and the extent to which the same can be utilized by Tenant based upon the fact that the precise tenant improvements existing in the Premises are specifically suitable to Tenant; provided, however, that in calculating the FMV, no consideration shall be given to any period of rent abatement given such tenants in connection with the construction of improvements in such comparable space. If, in determining the FMV, a tenant improvement allowance is granted under item
(b) above, Landlord may, at Landlord's sole option, elect any of a portion of the following: (1) to grant some or all of the Renewal Concessions to Tenant in the form as described above (i.e., as an improvement allowance), or (2) to adjust the rental rate component of the FMV to be an effective rental rate which takes into consideration the total dollar value of such Renewal Concession (in which case to the extent the Renewal Concession is evidenced in the effective rental rate, it shall not be granted to Tenant).

                  (iv) If either Landlord or Tenant fails to appoint an Original Arbitrator within fifteen (15) days after the other party's Arbitration Demand, then the first appointed Original Arbitrator shall select a Last Offer to serve as the Option Rent for the Extension Term using the same criteria applicable in case of a Neutral Arbitrator under Article 55 (b)(iii) above.

                  (v) If the two (2) Original Arbitrators fail to agree upon and appoint a Neutral Arbitrator, or if both parties fail to appoint an Original Arbitrator, then the Neutral Arbitrator shall be appointed by the American Arbitration Association, or a successor entity.

                  (vi) The cost of an Original Arbitrator shall be borne by the appointing party. The cost of the Neutral Arbitrator and other customary costs payable to third parties initially shall be paid by Landlord and Tenant equally.

                  (vii) If the actual FMV of the Premises as determined by the Arbitration Panel is greater than Landlord's determination or differs from Landlord's determination of FMV as set forth in the Last Offer by five percent (5%) or less, the costs of arbitration pursuant to this Article shall be paid by Tenant. If the actual FMV of the Premises as determined by the Arbitration Panel is less than Landlord's determination of FMV as set forth in the Last Offer by greater than five (5%), the costs of arbitration shall be paid by Landlord.

         (viii) In the event that the Option Rent has not been determined pursuant to the terms hereof prior to the commencement of the Extension Term, Tenant shall be required to pay the Option Rent at the lesser of Landlord's Last Offer or one hundred fifty percent (150%) of the Base Rent in effect at the end of the immediately preceding Renewal Term. Upon the final determination of the

Option Rent,  the payments  made by Tenant shall be  reconciled  with the actual
amounts  of  Option  Rent  due,  and  the  appropriate   party  shall  make  any
corresponding payment to the other party.

         (c) Notwithstanding anything to the contrary set forth herein, Tenant shall have no right to exercise the Renewal Option (or if the Renewal Option is exercised, but the following conditions are not satisfied, then the exercise of the Renewal Option shall be void) if: (i) the net worth (determined in accordance with generally accepted accounting principles consistently applied) of the Tenant at the time it desires to exercise the Renewal Option or as of the commencement date of the Extension Term is less than Five Million and No/100 Dollars ($5,000,000). Tenant shall be required, as a condition precedent to the Renewal Option being validly exercised, to provide evidence (which shall be reasonably acceptable to Landlord) that the foregoing conditions have been satisfied.

         (d) No later than thirty (30) days prior to the commencement of the Extension Term, Tenant shall deposit with Landlord an amount, that when taken together with the Security Deposit, equals the Base Rent due for the last month of the Extension Term ("Additional Deposit") if such amount has then been determined and if not promptly upon such determination. Upon the commencement of the Extension Term, the term "Security Deposit" shall automatically include the "Additional Deposit" and the Additional Deposit shall be held pursuant to the terms of Article 5 hereof. If Tenant fails to deposit the Additional Deposit as and when required hereunder, Tenant's exercise of the Renewal Option shall be null and void and the Term of the Lease shall expire naturally expire.

         (e) Notwithstanding anything to the contrary contained herein, the Renewal Option in this Article 55 is personal to the originally named Tenant above, shall be exercisable only by originally named Tenant above and may not be assigned (other than to a Permitted Transferee) or exercised by any assignee (other than a Permitted Transferee), sublessee or transferee of the originally named Tenant's interest in the Lease (other than the Permitted Transferee), or any successor in interest to the originally named Tenant above (other than a Permitted Transferee), nor may it be exercised if any portion of the Premises is sublet, or if the originally named Tenant above (or a Permitted Transferee) is not occupying 100% of the Premises or if any monetary Event of Default shall have occurred, unless Landlord, in its sole and absolute discretion, elects to waive the same.

                            [SIGNATURE PAGE ATTACHED]

         IN WITNESS WHEREOF, the parties have executed this Lease as of the date first above written.

LANDLORD:

THE ROBISON FAMILY TRUST DATED
OCTOBER 30, 1989                                ADDRESS

ROBISON FAMILY TRUST DATED OCTOBER 30, 1989     Streamline Property Management
By:________________________________________     7901 Stoneridge Drive
Name: Clair Robison                             Suite 205
Its: Trustee                                    Pleasanton, CA  94588
                                                925-551-7040
                                                925-460-8202 (Facsimile)


TENANT:

BRIDGEBANK N.A., a federally chartered
national bank                                   ADDRESS

By:________________________________________     Prior to Commencement Date:

Its:_______________________________________     55 Almaden Blvd, Suite 100
                                                San Jose, CA 95113

                                                After Commencement Date:

                                                At the Premises
                                                and
                                                55 Almaden Blvd, Suite 100
                                                San Jose, CA 95113

                                    EXHIBIT A
                         OUTLINE OF TENANT'S FLOOR PLAN

                                 [See Attached]

                                   EXHIBIT A-1

                                   THE PROJECT

The land referred to in this commitment is situated in the County of ALAMEDA, State of California, and is described as follows:

All that certain real property situated in the City of Pleasanton, County of Alameda, State of California, described as follows:


PARCEL ONE:

Parcel 3, Parcel Map 4979, filed February 27, 1987, in Book 168, Pages 4 and 5 of Maps, Alameda County Records.

EXCEPTING THEREFROM that portion thereof described in the Deed recorded August 30, 1988, Series No. 88-219991, Official Records, pursuant to Lot Line Adjustment No. 87-10.

ALSO EXCEPTING THEREFROM all subsurface waters, without the right of surface entry, as described in the Quit Claim Deed to the City of Pleasanton, a municipal corporation, recorded September 10, 1987, Series N. 87-249703, Official Records.

RESERVING THEREFROM

A non-exclusive easement for ingress and egress of motor vehicles over portions of Parcel 3 of Parcel Map 4979, filed February 27, 1987, in Book 168 of Parcel Maps, pages 4 & 5, Alameda County Records, as described in the instrument entitled "Declaration of Easement and Maintenance Agreement" recorded February 25, 1991, as Instrument No. 91-51502, Alameda County Records as modified by instrument recorded April 3, 1991, Instrument No. 91-84344, Alameda County Records, February 22, 1996, Instrument No. 96-43365, Alameda County Records, July 31, 1997, Series No. 97191414, Official Records and November 17, 2000, Series 2000-341939, Official Records said easement being appurtenant to Parcels 1 and 2 of Parcel Map 7339, filed May 19, 1999, in Book 244 of Maps, Pages 52 and 53, Alameda County Records and Parcel A, Parcel Map 5388, filed October 27m 1988, Book 182 of Maps, Pages 36 and 37, Alameda County Records.

A non-exclusive easement for ingress and egress of motor vehicles over portions of Parcel 3 of Parcel Map 4979, filed February 27, 1987, in Book 168, Pages 4 and 5, of Maps, Alameda County Records as described in the instrument entitled "Declaration of Easement and Maintenance Agreement recorded February 25, 1991, as Series No. 91-51503, Official Records as modified by instruments recorded April 3, 1991, Series No. 91-84345, July 31, 1997, Series No. 97191413, Official
Records, and November 17, 2000, Series No. 2000-341938,Official Records said easement being appurtenant to Parcels 1 and 2 of Parcel Map 4979, filed February 27, 1987, in Book 168, Pages 4 and 5 of Maps, Alameda County Records.

PARCEL TWO:

A non-exclusive easement for ingress and egress over and across that portion of Parcel A, Parcel Map 5388, filed October 27, 1988 in Book 182, Pages 36 and 37 of Maps, Alameda County Records, and Parcels 1 and 2, of Parcel Map 7339, filed May 19, 1999, in Book 244 of Maps, Pages 52 and 53, Alameda County Records as described in the Declaration of Easement and Maintenance Agreement recorded February 25, 1991, Series No. 91-051502, Official Recorded modified by instruments recorded April 3, 1991, Series No. 91-84344, Official Records, February 22, 1996, Series No. 96-43365, Official Records, July 31, 1997, Series No. 97-191414, Official Records and November 17, 2000, Series No. 2000-341939, Official Records.

PARCEL THREE:

A non-exclusive easement appurtenant to Parcel One for ingress and egress of motor vehicles over portions of Parcels 1 and 2 of Parcel Map 4979, filed February 27, 1987, in Book 168, Pages 4 and 5 of Maps, Alameda County Records as described in the instrument entitled "Declaration of Easement and Maintenance Agreement" recorded February 25, 1991, as Series No. 91-51503, Official Records as modified by instruments recorded April 3, 1991, Series No. 91-84345, July 31, 1997, Series No. 97-191413, and November 17, 2000, Series No. 2000-341938,
Official Records.

PARCEL FOUR:

A non-exclusive easement for pedestrian and vehicular ingress and egress over and across those portions of Parcels 1 and 2 of Parcel Map 4979, filed February 27, 1987, in Book 168, Pages 4 and 5, of Maps, Alameda County Records, Parcels 1 and 2, Parcel Map 5568, filed October 26, 1989, in Book 187, Pages 50 and 51 of Maps, Alameda County records, Parcel A of Parcel Map 5388, filed October 27, 1988, in Book 182 of Maps, Pages 36 and 37, Alameda County Records and Parcels 1 and 2 of Parcel Map 7339, filed May 19, 1999, in Book 244 of Maps, Pages 52 and 53, Alameda County Records as described in the instrument entitled "Declaration of Reciprocal Access Easement Agreement" recorded August 16, 2001, Instrument No. 2001-305639, Alameda County Records.

Commonly known as:                          6601 Koll Center Parkway
APN:                                        946-4557-020-03

                                    EXHIBIT B
                                   WORK LETTER

         This work letter ("Work Letter") shall set forth the terms and conditions relating to the construction of the tenant improvements ("Tenant Improvements") by Landlord in the Premises.

           SECTION 1: CONSTRUCTION OF TENANT IMPROVEMENTS BY LANDLORD

         1.1 Landlord and Tenant hereby acknowledge and agree that the Work Letter has been prepared jointly by both parties, that the Work Letter sets forth the details of all improvements to be constructed by Landlord in the Premises prior to the Commencement Date and that Landlord shall not be required to perform any improvements to the Premises other than the Tenant Improvements.

         1.2 Landlord shall select such general contractors and/or subcontractors as Landlord determines are appropriate in Landlord's sole and absolute discretion for the construction of the Tenant Improvements. Tenant shall cooperate with Landlord in the construction and supervision of the Tenant Improvements and shall not interfere with the same.

         1.3 All Tenant Improvements shall be deemed Landlord's property under the terms of the Lease and shall revert to Landlord upon termination of the Lease for any reason, it being understood and agreed that Tenant shall have no ownership interest whatsoever in the Tenant Improvements.

                   SECTION 2: PROCEDURES FOR APPROVAL OF PLANS

         2.1 Landlord and Tenant hereby acknowledge the following: (a) that each intends that this Work Letter be comprised of construction plans and specifications, drawings and details for build-out of the Premises in one (1) phase (the "Working Drawings"), (b) that, as of the date of this Lease, the initial plans and specifications ("Plans and Specifications") attached hereto as
SCHEDULE 1 set forth the preliminary agreement between Landlord and Tenant concerning the Tenant Improvements; (c) that, as of the date of this Lease, the Working Drawings are not complete, and (d) that the performance of the Tenant Improvements cannot proceed in a timely manner for the mutual benefit of Landlord and Tenant unless this Lease is executed and delivered by the parties hereto and until Working Drawings are prepared and approved by Landlord and Tenant.

         2.2 Landlord agrees that so long as Tenant is not in default under the Lease and performs its obligations under Section 2.4 of this Work Letter, Landlord shall deliver to Tenant the materials which Landlord considers to be the Working Drawings, based upon the Plans and Specifications. Within five (5) business days after Tenant receives the Working Drawings, Tenant shall approve in writing or deliver to Landlord any specific changes to, deletions from or additions to the Working Drawings (the "Change") which (i) Tenant considers to be necessary in order for such materials to comply with the Plans and Specifications and (ii) are consistent with the terms of Section 2.3 below. Landlord shall have five (5) business days to review the Change and either approve or disapprove of such Change pursuant to the terms set forth in Section
2.3 below. In the event Landlord approves any Change, Landlord shall revise the Working Drawings to include the approved Change and deliver the revised Working

Drawings to Tenant. Within five (5) business days after Tenant receives the revised Working Drawings, Tenant shall approve the same and provide Landlord with written evidence of such.

         2.3 In the event that Tenant requests any Change to the Working Drawings prior to Landlord commencing performance of the Tenant Improvements, Landlord shall incorporate in the Working Drawings such Change provided that the Change, in the aggregate, (i) does not create a Design Problem (as hereinafter defined), (ii) does not constitute a deviation from the scope of the improvements or a material deviation from the standards of the improvements, as described in this Work Letter and/or as set forth in the Plans and
Specifications and/or as set forth in the Working Drawings (or as further refined or otherwise made more specific in subsequent Working Drawings), (iii) is reasonably approved by Landlord, and/or (iv) does not require Landlord to amend its application for a building permit (if one was filed) or requires Landlord to file a building permit (if none was required to be filed prior to the making of such Change). "Design Problem" shall mean any (i) damage to or material adverse effect on the structural components of the Building; (ii) damage to or material adverse impact (such as an impact which will prevent, or impair in any material respect, meeting the design criteria for any such system) on the operation of any systems serving the Building and/or Premises; (iii) non-compliance with any applicable laws, rules and regulations and/or the CC&Rs;
(iv) material adverse effect on the exterior appearance of the Premises; or (v) unreasonable and material interference with the intended normal and customary business operations of other tenants at the Project.

         2.4 Tenant agrees to respond to any written request from Landlord for information required to complete the Working Drawings or Tenant's approval of materials prepared to be incorporated into the Working Drawings within five (5) business days from the date of any such request. Time shall be of the essence as to each of the timing provisions in this Work Letter. To the extent that Tenant shall fail to respond in writing with any such Change within five (5) business days after receiving each respective set of Working Drawings, the Working Drawings as delivered to Tenant, shall be deemed approved by Landlord and Tenant as constituting the Work Letter for all purposes under the Lease.

         2.5 Upon approval in writing by both Landlord and Tenant of the Working Drawings, such materials shall constitute the final Working Drawings (the "Final Working Drawings") and shall be deemed to be attached to and incorporated in the Lease as SCHEDULE 2 to this Work Letter. The Final Working Drawings shall be not be changed without Landlord's approval, in Landlord's sole and absolute discretion. Subject to the provisions of Paragraph 2.6 below, the procedures set forth in Paragraph 2.2 shall apply until Final Working Drawings have been achieved.

                          SECTION 3: COMPLETION OF WORK

         3.1 Landlord makes no representations or warranties of any kind with respect to the construction of the Tenant Improvements.

         3.2 Landlord shall not be responsible to Tenant for any loss of or damage to any Tenant's property installed or left in the Premises or such other space within the Project during the completion of the Tenant Improvements. prior to completion of Tenant's Work or at any time thereafter during the entire Lease Term.

         3.3 Any additional costs and expenses incurred by Landlord arising by reason of any failure of Tenant to comply with the provisions of this Work Letter and/or any modifications to the Final Working Drawings, including, without limitation, increased fees which Landlord may be required to pay for architectural, engineering and other similar services, any additional construction costs, including costs of change orders, and any and all other costs, expenses and/or damages incurred or suffered by Landlord by reason thereof, including any delays in Landlord's construction of the Premises caused by Tenant's failure to comply with the provisions of this Work Letter, shall be at the sole cost and expense of Tenant.

         3.4 Tenant shall, at Tenant's sole cost and expense, obtain all permits, licenses and other approvals required for Tenant's particular use of the Premises (however, Landlord shall obtain all permits to construct the Tenant Improvements as set forth herein).

         3.5 Tenant shall designate to Landlord in writing the name of one individual representative ("Tenant's Representative") who, subject to the reasonable need for substitution, will work with Landlord's representative ("Landlord's Representative") throughout the period of design, engineering and construction of all Tenant Improvements to the Premises.

         3.6 The term "Delays Caused By Tenant" shall mean any delay that the Landlord may encounter in the performance of Landlord's obligations under the Lease because of any act or omission of any nature by Tenant or its agents or invitees, including, without limitation, delays resulting from changes in or additions to the Final Working Drawings requested by Tenant or of the Tenant Improvements requested by Tenant, including delays by Tenant in the submission of information requested by Landlord or giving authorizations or approvals requested by Landlord, delays due to the postponement of any Tenant Improvements at the request of Tenant, or delays due to the failure of the Landlord to approve, for reasonable reasons, any information provided by Tenant which is incomplete or unacceptable, or delays caused by the concurrent installation of Tenant's fixtures, or delays caused in any other way, directly or indirectly, by Tenant, its agents or invitees, or delays due to the failure of Tenant to pay when due, the amounts required by Tenant pursuant to this Work Letter. Tenant shall pay all incremental construction and related costs and expenses incurred by Landlord which result from Delays Caused By Tenant, including without limitation increases in the cost of labor or materials. Landlord shall inform Tenant of any delays which Landlord reasonably expects will occur as a result of changes in or additions to the Final Working Drawings or of the Tenant Improvements requested by Tenant.

                                   Schedule 1

                        Initials Plans and Specifications

                                 [See Attached]

                                   Schedule 2

                             Final Working Drawings

         [To be Attached when Completed in accordance with Section 2.5]

                                    EXHIBIT C
                      STANDARDS FOR UTILITIES AND SERVICES

         The  following  Standards  for  Utilities  and  Services are in effect.
Landlord reserves the right to adopt nondiscriminatory modifications and additions hereto:

         As long as Tenant is not in default under any of the terms, covenants, conditions, provisions, or agreements of this Lease, Landlord shall:

         (a) On Monday through Friday, except holidays, from 7 A.M. to 6 P.M. (and other times for a reasonable additional charge to be fixed by Landlord), ventilate the Premises and furnish air conditioning or heating on such days and hours, when in the judgment of Landlord it may be required for the comfortable occupancy of the Premises. The air conditioning system achieves maximum cooling when the window coverings are closed. Landlord shall not be responsible for room temperatures if Tenant does not keep all window coverings in the Premises closed whenever the system is in operation. Tenant agrees to cooperate fully at all times with Landlord, and to abide by all regulations and requirements which Landlord may prescribe for the proper function and protection of said air conditioning system. Tenant agrees not to connect any apparatus, device, conduit or pipe to the Building chilled and hot water air conditioning supply lines. Tenant further agrees that neither Tenant nor its servants, employees, agents, visitors, licensees or contractors shall at any time enter mechanical installations or facilities of the Building or adjust, tamper with, touch or otherwise in any manner affect said installations or facilities. The cost of maintenance and service calls to adjust and regulate the air conditioning system shall be charged to Tenant if the need for maintenance work results from either Tenant's adjustment of room thermostats or Tenant's failure to comply with its obligations under this section, including keeping window coverings closed as needed. Such work shall be charged at hourly rates equal to then current journeymen's wages for air conditioning mechanics.

         (b) Landlord shall furnish to Tenant after-hours heating and air conditioning at the rate of $25.00 per hour (two-hour minimum charge) for such after-hours use. If the actual cost to Landlord of providing such after-hours heating and air-conditioning increases at any time during the term of this Lease, Landlord shall have the right to increase the hourly rate charged by Landlord for such after-hours usage upon at least 10 days prior notice to Tenant. Landlord shall bill Tenant monthly for such after-hours usage and Tenant shall pay such charges to Landlord, as additional rent, within 20 days after receipt of Landlord's statement of such charges.

         (c) Landlord shall furnish to the Premises electric current sufficient for normal office use through the course of each day. Tenant agrees, should its electrical installation or electrical consumption be in excess of the aforesaid quantity, to reimburse Landlord monthly for the measured consumption at the average cost per kilowatt hour charged to the Building during the period. If a separate meter is not installed at Tenant's cost, such excess cost will be established by an estimate agreed upon by Landlord and Tenant, and if the parties fail to agree, as established by an independent licensed engineer. Said estimates to be reviewed and adjusted quarterly. Tenant agrees not to use any apparatus or device in, or upon, or about the premises which may in any way increase the amount of such services usually furnished or supplied to said

Premises, and Tenant further agrees not to connect any apparatus or device with wires, conduits or pipes, or other means by which such services are supplied, for the purpose of using additional or unusual amounts of such services without written consent of Landlord. Should Tenant use the same to excess, the refusal on the part of Tenant to pay upon demand of Landlord the amount established by Landlord for such excess charge shall constitute a breach of the obligation to pay rent under this Lease and shall entitle Landlord to the rights therein granted for such breach. At all times Tenant's use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installation and Tenants shall not install or use or permit the installation or use of any computer, larger than personal computer, or electronic data processing equipment in the Premises, without the prior written consent of Landlord.

         (d) Water will be available in public areas for drinking and lavatory purposes only, but if Tenant requires, uses or consumes water for any purposes in addition to ordinary drinking and lavatory purposes of which fact Tenant constitutes Landlord to be the reasonable judge, Landlord may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Landlord for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant's occupancy, Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense, in default of which Landlord may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant. Tenant agrees to pay for water consumed, as shown on said meter, as and when bills are rendered, and on default in making such payment, Landlord may pay such charges and collect the same from Tenant. Any such costs or expenses incurred, or payments made by Landlord for any of the reasons or purposes hereinabove stated shall be deemed to be additional rent payable by Tenant and collectible by Landlord as such.

         (e) Provide janitor service to the Premises, provided the same are kept reasonably in order by Tenant, and if to be kept clean by Tenant, no one other than persons approved by Landlord shall be permitted to enter the Premises for such purposes. If the Premises are not used exclusively as offices (including a loan office), they shall be kept clean and in order by Tenant, at Tenant's expense, and to the satisfaction of Landlord, and by persons approved by Landlord. Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish, to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of the Premises as offices.

         (f) Landlord reserves the right to stop service of the elevator, plumbing, ventilation, air conditioning and electric systems, when necessary, by reason of accident or emergency or for repairs, alterations or improvements, in the judgment of Landlord desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed, and shall further have no responsibility or liability for failure to supply elevator facilities, plumbing, ventilating, air conditioning or electric service, when prevented from so doing by strike or accident or by any cause beyond Landlord's reasonable control, or by laws, rules, orders, ordinances, directions, regulations or requirements of any federal, state, county or municipal authority or failure of gas, oil or other suitable fuel supply or inability by exercise of reasonable diligence to obtain gas, oil or other suitable fuel. It is expressly understood and agreed that any covenants on Landlord's part to furnish any service pursuant to any of the terms, covenants, conditions, provisions or agreements of this Lease, or to perform any act or thing for the benefit of Tenant, shall not be deemed breached if Landlord is unable to furnish or perform the same by virtue of a strike or labor trouble or any other cause whatsoever beyond Landlord's control.

                                    EXHIBIT D
                              RULES AND REGULATIONS
                            Sycamore Terrace Project

         1. Except as specifically provided in the Lease to which these Rules and Regulations are attached, no sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building without the prior written consent of Landlord. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord.

         2. If Landlord objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, or placed on any windowsill, which is visible from the exterior of the Premises, Tenant shall immediately discontinue such use. Tenant shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

         3. Tenant shall not obstruct any sidewalks, halls, passages, exits, entrances, elevators, escalators, or stairways of the Project. The halls, passages, exits, entrances, elevators, and stairways are not open to the general public, but are open, subject to reasonable regulation, to Tenant's business invitees. Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interest of the Project and its tenants; provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal or unlawful activities. No tenant and no employee or invitee of any tenant shall go upon the roof of any building of the Project.

         4. The directory of the building will be provided exclusively for the display of the name and location of tenants only, and Landlord reserves the right to exclude any other names therefrom.

         5. All cleaning and janitorial services for the Project and the Premises shall be provided exclusively through Landlord, and except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be employed by Tenant or permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises.

         6. Landlord will furnish Tenant, free of charge, with two keys to each door lock in the Premises. Landlord may make a reasonable charge for any additional keys. Tenant shall not make or have made additional keys, and Tenant shall not alter any lock or install a new additional lock or bolt on any door of its Premises. Tenant, upon the termination of its tenancy, shall deliver to

Landlord the keys of all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

         7. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation.

         8. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Project. Heavy objects shall, if considered necessary by Landlord, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight, which platforms shall be provided at Tenant's expense. Business machines and mechanical equipment belonging to Tenant, which cause noise or vibration that may be transmitted to the structure of the Premises or to any space therein to such a degree to be objectionable to Landlord or to any tenants in the Project, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Premises must be acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Premises, by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

         9. Tenant shall not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Project by reason of noise, odors or vibrations, nor shall Tenant bring into or keep in or about the Premises any birds or animals.

         10. Tenant shall not use any method of heating or air-conditioning other than that supplied by Landlord.

         11. Tenant shall not waste electricity, water or air-conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Premises' heating and air-conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice, and shall refrain from attempting to adjust controls. Tenant shall keep corridor doors closed, and shall close window coverings at the end of each business day.

         12. Landlord reserves the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Premises.

         13. Landlord reserves the right to exclude from the Project between the hours of 6 p.m. and 7 a.m. the following day, or such other hours as may be established from time to time by Landlord, and on Sundays and legal holidays, any person unless that person is known to the person or employee in charge of the Project or has a pass or is properly identified. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the Project of any person. Landlord reserves the right to prevent access to the Project in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

         14. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, and unused electricity or gas before tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Project or by Landlord for noncompliance with this rule.

         15. Intentionally Omitted.

         16. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage of damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

         17. Tenant shall not sell, or permit the sale at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant shall not make any suite-to-suite solicitation of business from other tenants in the Project. Tenant shall not use the Premises for any business or activity other than that specifically provided for in Tenant's Lease.

         18. Tenant shall not install any radio or television antenna, loudspeaker or other devices on the roof or exterior walls of the Premises. Tenant shall not interfere with radio or television broadcasting or reception from or in the Project or elsewhere.

         19. Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof except for non-structural cosmetic items, such as hanging pictures and white boards or as otherwise permitted under the Lease pertaining to alterations. Landlord reserves the right to direct electricians as to where and how telephone and telegraph wires are to be introduced to the Premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

         20. Tenant may install, maintain or operate upon the Premises vending machines for the exclusive use of its employees.

         21. Canvassing, soliciting and distributing of handbills or any other written material, and peddling in the Project are prohibited, and Tenant shall cooperate to prevent such activities.

         22. Landlord reserves the right to exclude or expel from the Project any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Project.

         23. Tenant shall store all its trash and garbage within its Premises or in other facilities provided by Landlord. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

         24. The Premises shall not be used for the storage of merchandise held for sale to the general public, or for lodging or for manufacturing of any kind, nor shall the Premises be used for any improper, immoral or objectionable purpose. No cooking shall be done or permitted on the Premises without Landlord's consent, except that use by Tenant of Underwriter's Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages or use of microwave ovens for employee use shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

         25. Tenant shall not use in the Premises any hand truck except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Premises.

         26. Without the written consent of Landlord, Tenant shall not use the name of the Project in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

         27. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

         28. Tenant and its employees, guests and invitees shall not enter into the waterways located in the Project. No object of any kind may be floated or submerged in the waterways, and no foreign substance of any kind may be thrown in the waterways. The expense of any breakage or damage to any mechanical equipment related to the waterways resulting from violation of this rule or any expense incurred restoring the waterways to their normal condition shall be borne by the tenant who, or whose employees or invitees, shall have caused such damage.

         29. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

         30. Tenant's requirements will be attended to only upon appropriate application to the Project management office by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

         31. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Project.

         32. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of Tenant's lease of its Premises in the Project.

         33. Landlord reserves the right to make such other and reasonable Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Project and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted. Tenant acknowledges the City of Pleasanton's Transportation Systems Management Ordinance (TSM Ordinance, Chapter 17.24, Pleasanton Municipal Code), as said Ordinance may be amended from time to time and shall comply if and to the extent Tenant's compliance is required by Applicable Law.

         34. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

                                    EXHIBIT E

                          PARKING RULES AND REGULATIONS

The following rules and regulations shall govern use of the parking facilities which are appurtenant to the Building.

         1. Landlord is not responsible for any damage or for the act of omissions of others, or for articles left in the car. Landlord is not responsible for loss of use.

         2. Tenant shall not park or permit the parking of any vehicle under its control in any parking areas designated by Landlord as areas for parking by visitors to the Building. Tenant shall not leave vehicles in the parking areas overnight nor park any vehicles in the parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles or four-wheeled trucks.

         3. Parking stickers or any other device or form of identification supplied by Landlord as a condition of use of the Parking Facilities shall remain the property of Landlord. Such parking identification device must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Devices are not transferable and any device in the possession of an unauthorized holder will be void.

         4. No overnight or extended term storage of vehicles shall be permitted.

         5. Vehicles must be parked entirely within the painted stall lines of a single parking stall.

         6.       All directional signs and arrows must be observed.

         7. The speed limit within all parking areas shall be 5 miles per hour.

         8.       Parking is prohibited:

                  (a) in areas not striped for parking;

                  (b) in aisles;

                  (c) where "no parking" signs are posted;

                  (d) on ramps;

                  (e) in cross hatched areas; and

                  (f) in such other  areas as may be  designated  by Landlord or
                      Landlord's Parking Operator.

         9. Every parker is required to park and lock his own vehicle. All responsibility for damage to vehicles is assumed by the parker.

         10. Loss of theft of parking identification devices from automobiles must be reported immediately, and a lost or stolen report must be filed by the customer at that time. Landlord has the right to exclude any car from the parking facilities that does not have an identification.

         11. Any parking identification devices reported lost or stolen found on any unauthorized car will be confiscated and the illegal holder will be subject to prosecution.

         12. Lost or stolen devices found by the purchaser must be reported immediately to avoid confusion.

         13. Washing, waxing, cleaning or servicing of any vehicle in any area not specifically reserved for such purpose is prohibited.

         14. Landlord reserves the right to refuse the sale of monthly stickers or other parking identification devices to any tenant or person and/or his agents or representatives who willfully refuse to comply with these Rules and Regulations and all unposted City, State or Federal ordinances, laws or agreements.

         15. Landlord reserves the right to modify and/or adopt such other reasonable and non-discriminatory rules and regulations for the parking facilities as it deems necessary for the operation of the parking facilities. Landlord may refuse to permit any person who violates these rules to park in the parking facilities, and any violation of the rules shall subject the car to removal.

                                    EXHIBIT F

                          COMMENCEMENT DATE MEMORANDUM

         With respect to that certain lease ("Lease") dated _____________, 19 between __________________________ a ______________________ ("Tenant"), and
_________________________________,   a  Delaware   limited   liability   company
("Landlord"), whereby Landlord leased to Tenant and Tenant leased from Landlord approximately _______ rentable square feet of the building located at ___________________________ ("Premises"), Tenant hereby acknowledges and certifies to Landlord as follows:

         (1) Landlord delivered possession of the Premises to Tenant in a Substantially Completed condition on _____________________________ ("Possession Date");

         (2) The Lease commenced on ________________________ ("Commencement Date");

         (3) The Premises contain __________ rentable square feet of space; and

         (4) Tenant has accepted and is currently in possession of the Premises and the Premises are acceptable for Tenant's use.

         (5) Tenant's Share is ___________________________

         (6) Base Rent Per Month is __________________

         IN WITNESS WHEREOF, this Commencement Date Memorandum is executed this day of ________________.

                                         "Tenant"

                                         _______________________________________
                                         _______________________________________


                                         By:  __________________________________
                                              Its:  ____________________________

                                         By:  __________________________________
                                              Its:  ____________________________